                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4840

                              The Tocqueville Trust
               (Exact name of registrant as specified in charter)

                              The Tocqueville Trust
                          40 W. 57th Street, 19th Floor
                               New York, NY 10019
               (Address of principal executive offices) (Zip code)

                        Robert W. Kleinschmidt, President
                              The Tocqueville Trust
                          40 W. 57th Street, 19th Floor
                               New York, NY 10019
                     (Name and address of agent for service)

                                  212-698-0800
               Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

Item 1. Report to Stockholders.

                                 ANNUAL REPORT

                               October 31, 2004

                             The Tocqueville Trust
                                 Mutual Funds

                             The Tocqueville Fund

                     The Tocqueville Small Cap Value Fund

                   The Tocqueville International Value Fund

                           The Tocqueville Gold Fund

                         The Tocqueville Genesis Fund

[LOGO]

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholder,

    In the past year, despite a difficult investment environment, our funds have continued to perform in a generally satisfactory manner. Today, however, we face a major uncertainty to the economic and financial outlook, largely because of the imbalance of the US balance of payments and the increased pressure it is putting on the dollar.

    Over the last two-and-a-half years, the dollar has declined about 37% against the European Euro, 23% against the Japanese Yen, 28% against the British pound and 26% against the Canadian dollar. Over the same period, the US currency has also depreciated about 9% against the Taiwanese dollar, 12% against the Singapore dollar, 14% against the Thai baht and 23% against the South Korean won. More recently, over the last 18 months, it even lost more than 30% against the Brazilian real, although that currency had previously suffered a severe crisis and devaluation, so that the parity between the two currencies is roughly back to where it was in mid-2001.

    On a trade-weighted basis the dollar is down "only" 17% from its high of recent years. Partly, this is because it has gained 25% against the Mexican peso but also because it has not moved at all against the Chinese renminbi, which is pegged to it. In recent weeks, however, the depreciation of the US currency has accelerated as speculation mounted that the Chinese renminbi would soon be un-pegged and thus, de facto, revalued.

    It is not at all clear how much benefit will accrue to US trade from the recent and prospective revaluations of most of its main trading partners' currencies. One reason is that wage rates in many less-developed economies are so much lower than in the United States; the other is that many of these countries' costs (particularly imported oil and other commodities) are priced in dollars.

    But a lesser need or desire on the part of foreign central banks to intervene in the currencies markets in support of the dollar is certain to have a significant influence on international capital flows. The strong economic growth and buoyant financial markets enjoyed by the United States in recent years have been made possible by the absorption of large amounts of capital from abroad. A drought in these inflows would inevitably result in lower economic growth for the United States, as well as upward pressure on US interest rates and downward pressure on US price-earnings ratios. The impact on economies and financial markets abroad is also likely to be significant, although difficult to evaluate at this time.

    Most major companies operate in many international markets and the impact, positive or negative, of these developments on their sales and profits cannot be taken for granted. As usual, we believe that our future success will depend on our ability to carefully analyze individual companies in a fundamental, long-term perspective. This is a challenge and opportunity that we look forward to assuming on your behalf.

Respectfully,

/s/

Francois Sicart
Chairman

                                                               Annual Report 1

The Tocqueville Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

    Like most mutual funds, our fiscal year ends on October 31. Thus, the results of the election were not known at the time we closed our books for the year. As of the thirty-first, the election was considered a toss-up and this uncertainty was reflected in the market. While The Tocqueville Fund's performance over the twelve-month period, +13.7%, was very gratifying, and, indeed, the overall market, as measured by the S&P 500 index, put in a very respectable 9.4% gain, most of the returns came in the first half of the fiscal year. During the last six months, the Fund and the market chalked up more modest gains as investors pondered the direction of the political winds.

    Since the election, of course, the market has rallied smartly, as these uncertainties were resolved. For the time being at least, the market seems to like what it sees regarding economic and international policies of the second term. The currency markets, on the other hand, do not. The dollar has been tumbling since the election, particularly against the Euro.

    From my vantage point, this sell-off looks like the end of a speculative trade. No doubt the dollar has been over-owned throughout the world, but the Euro's principle attraction, as far as I can tell anyway, is that it is not the dollar. There is nothing inherently attractive about the Euro, or, for that matter, the European economies when compared with the U.S., so it would be difficult to argue that the dollar is weakening because investors are rushing into European investments. Rather, it seems more likely that Middle East governments, flush with extra dollars from the run-up in oil prices during the autumn, along with their Asian counterparts, have decided to diversify their bond holdings by adding Euro bonds to their portfolios. After the steep rise of the Euro, from 82 cents to $1.34, it seems likely that the urge to diversify may diminish. This, coupled with the decline in oil prices and, hence, petro dollars, should put a lid on the Euro for the near term.

    What does this all have to do with stocks in general, and our stocks in particular? Well, for one thing, it may indicate that our natural resource names, like Phelps Dodge, Murphy Oil, Inco, Alcoa and Teck Cominco, which have been such strong performers for the Fund over the past year, may be due for a pause, even a correction. We have been lightening up on these names on the way up, but we still hold sizeable positions. For the long term, we want to remain positioned in these shares, since we believe the great bull market in financial assets has come to an end and a bull market in real assets will follow. But these are not the most contrarian of names at this point in time and they are not where we are finding the best values. To that point, we have been adding to our incipient position in technology stocks where we have been attracted to the pristine balance sheets, huge cash generating abilities and strong market positions. Stocks like Microsoft, Cisco, and Intel, to mention three of the most prominent, so dearly loved not long ago (when they were trading at stratospheric prices and multiples) have fallen out of favor and look attractive from a value investor's point of view. Recent merger and acquisition activity in this "space," to borrow a term vastly over-used in the tech bubble, confirms our view that there is value to be found here.

    Secondly, we would not be surprised to see bargain hunting on the part of foreign investors in U.S markets in the months ahead. U.S. stocks, real estate, and other dollar denominated assets may begin to look attractive to foreigners sitting on a currency that has appreciated by more than 60 per cent against the dollar over the past two and a half years. Continued interest rate rises by the Fed could abet this trend.

    The huge rally in the market in calendar 2003, when your Fund recorded a 43% return (compared with 29% for the S&P 500), was, in our opinion a rebound from the deeply oversold market in calendar 2002, when the Fund declined by 14% and the S&P 500 by 22%. In 2004 we would have been happy to preserve the remarkable gains of the year before, so we are more than gratified with recent results. The next awful terrorist event could still happen at anytime, of course, but aside from that the equity markets appear, to this observer anyway, to have returned at last to business as usual after some tumultuous years. We would expect more muted results in the years ahead as well, as the eventual rise in interest rates, and corresponding decline in P/E ratios, counter balance growing profits and a growing worldwide economy. Other than an unpredictable terrorist threat, we see nothing to suggest that the economic recovery in place in the U.S. will stall, although it may well slow down.

    In this "stockpickers" environment, we are confident that our risk-averse contrarian value, multicap approach will serve the patient and long-term investor well. As large shareholders of the Fund ourselves, we are comfortable with that approach, and we thank you for your continued confidence and support.

Sincerely,

/s/ Robert Kleinschmidt

Robert W. Kleinschmidt
Portfolio Manager

2   October 31, 2004

                             The Tocqueville Fund

                                    [CHART]

                  Tocqueville Fund           Tocqueville
                  (Net Asset Value)          Fund (Load)       S&P 500
                  -----------------          -----------       --------
10/31/1993               10,000                 9,600           10,000
10/31/1994               10,770                10,339           10,387
10/31/1995               12,494                11,995           13,133
10/31/1996               15,328                14,715           16,298
10/31/1997               20,610                19,786           21,532
10/31/1998               19,664                18,877           26,267
10/31/1999               22,155                21,269           33,009
10/31/2000               24,353                23,379           35,020
10/31/2001               21,704                20,835           26,300
10/31/2002               19,776                18,985           22,326
10/31/2003               26,510                25,450           26,970
10/31/2004               30,134                28,929           29,510


This chart assumes an initial gross investment of $10,000 made on 10/31/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2004

         --------------------------------------------------------------
                                           1 Year 3 Year 5 Year 10 Year
         --------------------------------------------------------------
         Tocqueville Fund--Net Asset Value 13.67% 11.56%  6.34% 10.84%
         Tocqueville Fund--Load*           13.67% 11.56%  5.48% 10.39%
         Standard & Poor's 500 Stock Index  9.42%  3.92% -2.22% 11.01%
         --------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

                                                               Annual Report 3

The Tocqueville Small Cap Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

    The stock market environment of the past twelve months has been one of the least gratifying that I can remember, and this is somewhat reflected in our overall returns. The appreciation The Tocqueville Small Cap Value Fund registered early in the year was all given back by year-end. As a result, the Fund had a negative total return of 1% for the year ended October 31, 2004. The Fund's Russell 2000 index benchmark had a total return of 11.7% over the same period.

    Fortunately, coming on the heels of the prior year's 54.6% total return, these lackluster results did not detract much from our long-term performance. Over the past five and ten years ended October 31, 2004, The Tocqueville Small Cap Value Fund posted average annual total returns of 13% and 14.5% versus average annual total returns of 7.7 % and 10.1% respectively for the Russell 2000 index.

    As mentioned in prior annual letters, our long-term returns validate our value-based investment strategies of managing for the long-term, as opposed to trying to outperform any index over the short-term. I will try my very best to maintain these levels of performance in the future, and hopefully do better next year.

Dividend Declared

    We were fortunate to take some gains early in the year. As a result, the Fund will declare a year-end dividend of approximately 4% or $0.66 per share, consisting of long-term gains.

Cautious Optimism Maintained

    In retrospect, the performance of the Fund during this past fiscal year reflects a lack of clear economic progress by some of our most economically sensitive holdings. This was partly due to weaker than expected consumer response to expansionary fiscal and monetary policies by the Federal Reserve System. More specifically, our strong performance early in the fiscal year was fueled by anticipation of a recovery which became increasingly questionable as the year progressed: weak telephone equipment orders, announced automobile production cutbacks, and weak Far East consumer electronic production negatively impacted some of our largest holdings.

    As the year progressed, we stuck to the deep-value strategies that have guided us over the past ten years. We added to our most depressed holdings at attractive prices, and we concentrated our portfolio on our most promising holdings. We now hold 34 stocks. We eliminated eleven stocks from the portfolio for a variety of reasons, and added four new ones: Agile Software Corp., Informatica Corp., Maytag Corp., and Priority Healthcare Corp.

    We have the same 44% level of concentration in our top ten holdings as we had last year. Two stocks are new to that list: Informatica Corp., a producer of business intelligence software, and Hercules Inc., a producer of specialty chemicals for the pulp and paper industry. These two holdings displaced 3COM Corp. and UNOVA Inc., which nevertheless remain large holdings of the Fund. Del Monte Foods Co. continues to be our single largest holding.

    Looking at portfolio positioning in strategic terms for next year, we increased our leverage to deeply undervalued cyclical recovery candidates, and specifically to companies that have taken advantage of low interest rates to substantially improve their financial wherewithal or to restructure their operations. As a result of portfolio changes, and of a solid upturn in the profitability of some of our portfolio companies, our concentration of assets in well-positioned businesses that are losing money for the right cyclical and other reasons has declined to 34% of assets from 43% last year.

    To be even more specific, 41% of assets are invested in broadly defined old economy sectors: 6% in oil exploration services, 21% in manufacturing and specialty chemicals, and 14% in automotive parts suppliers. Defensive consumer non-durable and healthcare related sectors appreciated to 27% of assets from 21% a year ago, while exposure to telephone/wireless hardware declined to 15% and computer software services increased to 12%. Personnel and business service sectors represent 3% of assets, and cash equivalents 2%. Following is a listing of our ten largest positions.

Ten Largest Positions

         Del Monte Foods Co. (5.7%)          Canned foods
         Visteon Corp. (5.2%)                Automotive parts
         Timken Co. (5.1%)                   Industrial roller bearings
         Schering-Plough Corp. (4.8%)        Pharmaceuticals
         PowerWave Technologies, Inc. (4.5%) Wireless signal amplifiers
         MagneTek Inc. (4.1%)                AC/DC power supplies
         Hercules Inc. (4.0%)                Pulp & paper chemicals
         Vicor Corp. (3.8%)                  Integrated power supplies
         Informatica Corp. (3.6%)            Database software
         Westell Technologies Inc. (3.6%)    Telco wireless hardware

    In closing, let me express my gratitude for your selection of The Tocqueville Small Cap Value Fund to achieve your long-term investment goals.

Sincerely,

/s/ Jean-Pierre Conreur

Jean-Pierre Conreur
Portfolio Manager

4   October 31, 2004

                     The Tocqueville Small Cap Value Fund

                                    [CHART]

                 Small Cap Value Fund          Small Cap
                   (Net Asset Value)        Value Fund (Load)     Russell 2000
                   -----------------        -----------------     ------------
08/01/94                $10,000                $ 9,600              $10,000
10/31/94                 10,220                  9,811               10,480
10/31/95                 12,184                 11,697               12,403
10/31/96                 14,586                 14,002               14,462
10/31/97                 19,840                 19,046               18,704
10/31/98                 17,187                 16,500               16,489
10/31/99                 21,501                 20,641               18,941
10/31/00                 27,640                 26,534               22,239
10/31/01                 29,373                 28,198               19,414
10/31/02                 25,933                 24,896               17,168
10/31/03                 40,092                 38,489               24,614
10/31/04                 39,708                 38,119               27,501


This chart assumes an initial gross investment of $10,000 made on 8/1/94 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2004

 ------------------------------------------------------------------------------
                                                   1 Year 3 Year 5 Year 10 Year
 ------------------------------------------------------------------------------
 Tocqueville Small Cap Value Fund--Net Asset Value -0.96% 10.57% 13.05% 14.53%
 Tocqueville Small Cap Value Fund--Load*           -0.96% 10.57% 12.13% 14.31%
 Russell 2000 Index                                11.73% 12.31%  7.74% 10.13%
 ------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

                                                               Annual Report 5

The Tocqueville International Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

    For the twelve months ended October 31, 2004, The Tocqueville International Value Fund's total US dollar return was 20.60%. In the same period, the Morgan Stanley EAFE Index had a total US dollar return of 19.27%.
    We began the fiscal year in an environment marked by abundant liquidity, synchronized global economic expansion, strong corporate earnings growth, stubbornly low interest rates and lofty investor sentiment. Equity markets continued the upward trajectory begun in 2003 through most of the first half of the fiscal year. At mid-year, spirits turned nervous, as attention focused on high oil prices, instability in the Middle East, indications that the US Fed would finally raise rates and the declaration that the Chinese government wished to slow its growth. Valuations corrected across asset classes, abruptly in areas populated by speculative investors, like commodities and related stocks, and the US dollar recovered for a brief time against the Euro, Yen and other major currencies. These concerns soon abated, however, and the markets globally moved higher and the US dollar lower. Now these worries have been replaced in the Japanese and European markets by concerns that a strong currency will dampen economic growth.
    During the twelve months, the European BE 500 index increased by 8.1% in local currency terms and the Japanese Nikkei 225 increased by 2.0% in local currency terms. The Euro increased by 10.4% against the US dollar as the growing trade imbalance and the large fiscal deficit in the US continued to undermine confidence in the dollar. During the period, certain foreign central banks began marginally to increase their purchases of Euros in lieu of dollars. The Japanese Yen increased by 3.8% against the US dollar, in spite of the Japanese Central Bank's persistent efforts to intervene to slow the Yen's appreciation. Asian markets were up 7.6% in US dollar terms. The EAFE outperformed the S&P 500 in US dollar terms by nearly 10%.
    During the period, we increased our holdings in Europe, where we continue to discover highly cash-generative "old economy" companies, like dredging leader Boskalis Westminster, that are leaders in their respective markets and trade at depressed valuations. We also increased our holdings of undervalued "special situations", such as food ingredients company CSM, where there is a known catalyst for value realization. We decreased our exposure to Japan as certain of our holdings, such as Makita and Shimano, reached our valuation objectives, though we increased our exposure to domestic economy oriented stocks, such as security systems company Secom, that will benefit from a pickup in price inflation and consumer spending. We maintained a significant exposure to non-Japan Asia. Our strategy there includes purchasing stocks of non-Chinese companies that conduct a significant portion of their business in China, and are characterized by more attractive valuations and stronger corporate governance than their Chinese peers.
    Looking forward, we are as concerned as ever about the global imbalances we have cited during the last two years. To recap, we believe that growth in the US has been achieved in part through massive monetary and fiscal stimulation, which should produce higher interest rates, with negative implications for consumer behavior, equity valuations and the US dollar. We expect that the Asian currencies, which tend to be US dollar linked and have depreciated against the European currencies, will be pressured to revalue upward. This, however, will not correct the US current account deficit, which will only be remedied by a reduction of US domestic consumption. As growth in the US slows, it will become more challenging for companies that export to the US to generate growth in earnings and cash flow. However, in our view, the challenges posed by stronger domestic currencies in Japan and Europe will provide added impetus to the economic reforms and corporate restructuring activities that we have noted in recent years. This in turn will continue to create good investment opportunities for disciplined, value-oriented investors. Regardless of what might happen in the US, we do expect that Asia, and in particular China, will continue to grow well, with domestic demand comprising an ever larger part of that growth.
    In general, we expect the non-US markets to benefit from improving corporate governance and management practices, the development of local equity cultures, declining macroeconomic risk premiums and positive capital flows. Against this background, inefficient pricing of equities, particularly among small and mid-cap companies, can provide exceptional opportunities. We continue to employ our investment discipline, seeking to discover fundamentally attractive companies that are out of favor and undervalued, and to provide our shareholders with above average returns with below average risk.

Respectfully,

/s/ James Hunt    /s/
James Hunt        Francois Sicart
Portfolio Manager Portfolio Manager

6   October 31, 2004

                   The Tocqueville International Value Fund

                                    [CHART]

             International Value Fund -     International
                   Net Asset Value        Value Fund - Load   EAFE Index
             --------------------------   -----------------   ----------
  8/1/94              $10,000                  $ 9,600          $10,000
10/31/94               10,020                    9,619           10,251
10/31/95               10,830                   10,396           10,244
10/31/96               12,570                   12,067           11,350
10/31/97               10,770                   10,339           11,909
10/31/98                8,679                    8,332           13,093
10/31/99               12,169                   11,682           16,153
10/31/00               10,231                    9,822           15,724
10/31/01                8,746                    8,396           11,843
10/31/02                8,782                    8,430           10,312
10/31/03               13,180                   12,653           13,155
10/31/04               15,896                   15,260           15,690


This chart assumes an initial gross investment of $10,000 made on 8/1/94 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market Countries in Europe, Australia, Asia and the Far East.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2004

----------------------------------------------------------------------------------
                                                      1 Year 3 Year 5 Year 10 Year
----------------------------------------------------------------------------------
Tocqueville International Value Fund--Net Asset Value 20.60% 22.04%  5.49%  4.72%
Tocqueville International Value Fund--Load*           20.60% 22.04%  4.64%  4.31%
Morgan Stanley EAFE Index                             19.27%  9.83% -0.58%  4.35%
----------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

                                                               Annual Report 7

The Tocqueville Gold Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

   2004 was a year of consolidation in a secular bull market for gold. Over the past twelve months (October 31, 2003-October 31, 2004), gold bullion has increased 11.53% in US dollar terms, while the total return of the XAU benchmark index (Philadelphia Stock Exchange Gold and Silver Index) was 6.54%. The S&P 500 return for the twelve-month period ended October 31, 2004 was 9.42%. Over the same twelve months, the total return of The Tocqueville Gold Fund was 2.03%. During the previous two years ended October 31, 2003, the total return of gold mining shares (XAU) outperformed that of metal by a substantial margin, rising 85.96% vs. 37.40%.
   Although the Fund has outperformed its benchmark index (XAU) by a substantial amount over the last three fiscal years ended October 31, 2004 (183.67% vs. 98.12%), we slightly under performed (2.03% vs. 6.54%) in the most recent fiscal year. The reason for this lag was our over weighting of the South African shares, which under performed due to the exceptionally strong Rand.
   Prominent among last year's developments was the significant decline in the trade-weighted dollar. It is currently trading at the lowest level since 1995 (81.26) as of this writing, down by 33% vs. its peak of 121.02 in 2002. However, this index only reflects the dollar's exchange value against the Yen, Euro, and other floating currencies. It does not reflect its value against those currencies that are pegged to the dollar, including the Chinese Renminbi, the Indian Rupee, and other important Asian currencies. Conventional analysis would have us believe that dollar weakness will correct the massive trade imbalances between the US and the rest of the world. As long as there is no upward adjustment of the Asian currencies where the largest balance of payments deficits exist, this conventional wisdom does not appear to hold true. A weak dollar against the Euro and Yen is unlikely to remedy the unbridled export of US dollars in return for goods and services provided to the American consumer by Asia.
   Confusion over this issue has led in part to the cooption of gold as a surrogate for the Euro by the typical trading desk. This explains the correlation between the Euro and gold versus the US dollar. From December of 2002 to September of 2004, the Euro rose approximately 16% against the dollar while gold rose approximately 18%. However, since September of 2004, gold began to outperform the Euro vs. the dollar, and on December 14, 2004 gold is trading at 328 Euros/ounce. Gold needs only to trade above 350 Euros to break out, as it has already done in Yen.
   We believe a Euro/gold breakout would signify that the bull market in gold has shifted to a higher gear, and that the Euro is just another paper currency with as many or more flaws than the US dollar. A Euro/gold breakout will likely herald the rise of gold against all forms of paper assets, which it has been doing in stealth fashion since 1999. Money flows into gold and gold shares, halting and skeptical during the past five years, should expand dramatically. At this point, gold should outperform all other currencies as well as so called "hard asset" plays.
   The newly introduced gold ETF on the NYSE (ticker-GLD) should facilitate money flows into physical metal. GLD is a grantor trust backed by physical gold. When a new share is created, the dealer group must purchase physical gold to back it. The gold is held in a London vault. In the past, price quotes for gold were primarily for paper derivatives of the real thing, primarily futures contracts or gold linked notes issued by money center banks.
   It would not take much of a diversion of capital from paper assets to physical gold to drive the price well into 4-digit territory. Global financial assets exceed $70 trillion. The market cap of physical gold, assuming all central bank gold is for sale (which it is not) is around $1 trillion. If 1/10% of global financial assets chose to migrate to physical gold, it would represent a call on two years of global mine production. That trade would be impossible to execute at current prices. Of course, the real market cap of gold, taking central bank reserves out of the picture, is substantially less than $1 trillion. It is worth noting than in previous bear markets for paper assets, the ratio of gold to paper was not 1 to 70, but 1 to 4 (1980) and 1 to 5 (1932). Backup math for all of this is contained in our recent paper, Beardlsey Ruml's Road to Ruin, that is posted on our website, www.tocqueville.com.
   While these calculations may be of some interest, they are irrelevant unless investors desire to transfer some portion of their wealth from paper to tangible assets. Let me suggest a few reasons why this could happen. Financial assets are generally overvalued. Bonds, with yields at historically low levels due to irresponsible monetary policy, stand at the precipice of a secular bear market. The overvalued dollar results in global financial imbalances that are unsustainable. When the rest of the world decides to stop buying US paper, the US government and American consumers will have to become self-financing. Rising interest rates and rising inflation will be inescapable. What will that do to equity market valuations? Nothing good, I can assure you. This is a very short list as to why safety-seeking capital might find its way into gold over the next several years.
   Global monetary authorities have skillfully deferred a reckoning for the trillions of dollars of capital misdirected by the mispricing of interest rates and currencies over the past two decades. Their heroic feats will ultimately be in vain, as market forces prevail in the end. One is always entitled to hope for a "muddle through" scenario, but the resolution of financial excesses and imbalances has historically involved some pain. We should hope for the best, but in case those hopes are disappointed, some exposure to gold seems like a good idea.
   We appreciate your support and interest over the past year. We will continue to work diligently to make sure that The Tocqueville Gold Fund continues to provide exposure to the opportunities we foresee for the gold sector.

Sincerely,

/s/ John Hathaway

John C. Hathaway
Portfolio Manager

8   October 31, 2004

                           The Tocqueville Gold Fund

                               [CHART]

             Gold Fund -                       Philadelphia   Standard & Poor's
           Net Asset Value  GOLD Fund - Load  Stock Exchange  500 Stock Index
           ---------------  ----------------  --------------  -----------------
 6/29/98      $10,000            $ 9,600         $10,000           $10,000
10/31/98       10,760             10,330          10,541             9,738
10/31/99       12,971             12,452           9,901            12,238
10/31/00       10,081              9,678           6,379            12,983
10/31/01       13,117             12,592           8,069             9,750
10/31/02       20,584             19,761           9,556             8,277
10/31/03       36,495             35,036          15,006             9,999
10/31/04       37,236             35,747          15,987            10,940


This chart assumes an initial gross investment of $10,000 made on 6/29/98 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

In 2003, the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2004

--------------------------------------------------------------------------------------
                                                                       Since Inception
                                                  1 Year 3 Year 5 Year    6/29/1998
--------------------------------------------------------------------------------------
Tocqueville Gold Fund--Net Asset Value            2.03%  41.60% 23.48%     23.02%
Tocqueville Gold Fund--Load*                      2.03%  41.60% 22.47%     22.23%
Philadelphia Stock Exchange Gold and Silver Index 6.54%  25.60% 10.04%      7.68%
Standard & Poor's 500 Stock Index                 9.42%   3.92% -2.22%      1.43%
--------------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.


                                                               Annual Report 9

The Tocqueville Genesis Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

    The Tocqueville Genesis Fund, during the twelve months ending October 31, 2004, generated a total return of 1.6%. For the same period the Dow Jones Wilshire 5000 had a total return of 10.0%. We remain below our benchmark primarily due to substantial cash levels, abiding by our plan to use these resources at lower prices anticipated later in the year. Recall that this is our first full year, and that we have invested our cash cautiously throughout the year. In the coming 12 months I would expect results to reflect a more fully invested portfolio.
    A year ago, you may recall that our perspective on the market, while being positive long-term, was a bit more defensive than normal as the year began. As expected, market action tried the patience of most investors across more than a few sectors. The lows for the year were reached in August when the fund hit a low point of 9.65 per share, down 3.5% from its offering price. We viewed this as an opportunity to utilize our large cash reserve. Going into August, the fund had in excess of 60% of its assets in cash. As we ended October, that cash level was more than cut in half. Equity exposure increased from 40% of the portfolio to over 70%.
    My sense today is that the consensus viewpoint for 2005 appears to be almost exactly opposite of that when 2004 dawned. Then, most investors around the globe saw few problems and expected prices to continue to move higher than at the pace seen in 2003. As the year wore on, historically low interest rates created huge channels of liquidity and drove demand higher--followed by raw materials cost increases. The growing concern of rapidly rising oil prices added to other pressures and the result was several months of difficult market conditions, capped within the longest running trade range seen in the last 80 years. Now, as we plan for 2005, the crowd is full of concern, swamped by bad headlines and negative news. The search for opportunity seems to be abandoned by most investors in the face of dire predictions about our collective futures.
    To control risk, the number of positions in our portfolio remains relatively high. My work suggests that market conditions, while unfolding as expected and beginning to improve, are likely to provide a few more bouts of weakness as the data on growth builds for a better 2005. This improvement is more likely to be apparent as we approach the latter stages of Q2 as earnings reports may then be set to exceed reduced expectations. We anticipate using the next two quarters to pare the number of positions and build depth in the sectors that we believe are showing better relative strength and stronger performance on the fundamental corporate level. As such, one should expect to see the portfolio move from one with shallow levels of ownership in many companies to one with deeper levels of commitment in fewer companies.
    Current market conditions are focused on two extremes--with the data hinting that both are near a turning point. On the plus side is the extreme level of enthusiasm for anything oil-related. Crude oil markets have seen much press this year and it has become obvious to many that gains are assured. As such, we continue to tread lightly in that sector even though we expect the shakeout to yield opportunity for positioning longer-term on those setbacks. On the other extreme, the negative bias toward technology appears to be taking hold as a final acceptance that tech is like any other sector: it does not grow to the sky. Downgrades have been rampant in recent weeks. Consequently, we feel the longer-term investor can now find opportunity to build positions in this sector for better performance in 2005 and beyond.
    Another wild card now is the U.S. dollar. While my reviews suggest that momentum and the speculative nature of markets may bring about some additional weakness near-term, we feel that the seeds of the next wave of opportunity are being planted as the press focus on this issue reaches its zenith. We believe that the dollar weakness concern of today will become a growth and demand opportunity later in 2005. As such, we will seek to continue using weak periods to build in sectors that should benefit from this shift.
    However frustrating our first 12-month period of fund activity has proven to be, I am confident that our choice to take a slow path to full investment in the Fund has helped us to sidestep major portions of the choppy environment experienced in fiscal 2004 and to position in the sectors we feel are set to surprise on the growth side for 2005 and beyond. I thank you for the opportunity to serve your investment needs and to work prudently toward your goals. Our journey together is still very young. While the path before us will undoubtedly have a few bumps, I believe that the current fear-laced environment will again prove to be exaggerated. As this becomes evident, the steps we will take to build positions during the first two quarters of 2005 will help us prepare for that improving recognition.

Respectfully,

/s/ Michael Williams

Michael Williams
Portfolio Manager


10  October 31, 2004

                         The Tocqueville Genesis Fund

                                    [CHART]

               Genesis Fund        Genesis Fund    Dow Jones Wilshire 5000
             (Net Asset Value)        (Load)           (Full Cap) Index
             -----------------     ------------    -----------------------
10/8/03          $10,000             $ 9,500              $10,000
10/31/03           9,960               9,462               10,192
10/31/04          10,120               9,137               11,211



This chart assumes an initial gross investment of $10,000 made on 10/08/03 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more of less than their original cost.

The Dow Jones Wilshire 5000 (Full Cap) Index is an unmanaged index representing over 5,000 companies that are traded on various U.S. securities exchanges.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2004

        ----------------------------------------------------------------
                                                         Since Inception
                                                  1 Year    10/8/2003
        ----------------------------------------------------------------
        Tocqueville Genesis Fund--Net Asset Value  1.61%      1.13%
        Tocqueville Genesis Fund--Load            -3.44%     -3.65%
        Dow Jones Wilshire 5000 Index             10.00%     11.29%
        ----------------------------------------------------------------


                                                               Annual Report 11

Legend Related to Shareholder Letters

    Past performance does not guarantee future results. The investment returns and principal value will fluctuate and the investor's share, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of each Fund before investing. The prospectus contains this and other information about the Funds and you should read it carefully before investing.

    Each Fund's holdings are also subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any mentioned security. The securities mentioned in the articles are not representative of each Fund's entire portfolio.

    There are special risks associated with investing in small cap and mid cap stocks, including: small and mid cap companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and small and mid cap companies are less liquid and more thinly traded which make them more volatile than stocks or larger companies.

    There are special risks associated with investing in foreign securities, including: the value of foreign currencies may decline relative to the US dollar; a foreign government may expropriate a Fund's assets; and political, social or economic instability in a foreign country in which a Fund invests may cause the value of the Fund's investments to decline.

    The Tocqueville Gold Fund is subject to special risks associated with investing in gold and other precious metals, including: the price of gold/precious metals may be subject to wide fluctuations; the market for gold/precious metals is relatively limited; the sources of gold/precious metals are concentrated in countries that have the potential for instability; and the market for gold/precious metals is unregulated. In addition, there are special risks associated with investing in foreign securities, including: the value of foreign currencies may decline relative to the US dollar; a foreign government may expropriate the Fund's assets; and political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund's investments to decline.

    The Tocqueville Genesis Fund has a sales charge (load) that is a percentage of the purchase, and that is levied at the time of purchase; such percentage varies with the amount of purchase in accordance with breakpoints. Please see the prospectus for information regarding the breakpoints and letters of intent that may affect the fees charged.

    This commentary is not an advertisement or solicitation to subscribe to The Tocqueville Trust, which may only be made by prospectus. This material must be preceded or accompanied by the Trust's prospectus.

    The Tocqueville Funds are distributed by Lepercq, de Neuflize/Tocqueville Securities L.P.

12  October 31, 2004

Expense Example--October 31, 2004

    As a shareholder of The Tocqueville Trust (the "Funds"), you incur ongoing costs, including management fees; distribution fees; and other expenses of the Funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004-October 31, 2004).

Actual Expenses

    The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

    The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               Annual Report 13

                            Expense Example Tables

The Tocqueville Fund

                                                                         Expenses Paid
                                           Beginning        Ending       During Period*
                                         Account Value  Account Value    May 1, 2004 -
                                          May 1, 2004  October 31, 2004 October 31, 2004
                                         ------------- ---------------- ----------------
Actual                                     $1,000.00      $1,052.00          $7.01
Hypothetical (5% return before expenses)    1,000.00       1,018.30           6.90

* Expenses are equal to the Fund's annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

The Tocqueville Small Cap Value Fund

                                                                         Expenses Paid
                                           Beginning        Ending       During Period*
                                         Account Value  Account Value    May 1, 2004 -
                                          May 1, 2004  October 31, 2004 October 31, 2004
                                         ------------- ---------------- ----------------
Actual                                     $1,000.00      $  879.80          $6.62
Hypothetical (5% return before expenses)    1,000.00       1,018.10           7.10

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

The Tocqueville International Value Fund

                                                                         Expenses Paid
                                           Beginning        Ending       During Period*
                                         Account Value  Account Value    May 1, 2004 -
                                          May 1, 2004  October 31, 2004 October 31, 2004
                                         ------------- ---------------- ----------------
Actual                                     $1,000.00      $1,076.40          $8.98
Hypothetical (5% return before expenses)    1,000.00       1,016.49           8.72

* Expenses are equal to the Fund's annualized expense ratio of 1.72%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

The Tocqueville Gold Fund

                                                                         Expenses Paid
                                           Beginning        Ending       During Period*
                                         Account Value  Account Value    May 1, 2004 -
                                          May 1, 2004  October 31, 2004 October 31, 2004
                                         ------------- ---------------- ----------------
Actual                                     $1,000.00      $1,201.40          $8.85
Hypothetical (5% return before expenses)    1,000.00       1,017.09           8.11

* Expenses are equal to the Fund's annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

The Tocqueville Genesis Fund

                                                                         Expenses Paid
                                           Beginning        Ending       During Period*
                                         Account Value  Account Value    May 1, 2004 -
                                          May 1, 2004  October 31, 2004 October 31, 2004
                                         ------------- ---------------- ----------------
Actual                                     $1,000.00      $  992.20          $9.77
Hypothetical (5% return before expenses)    1,000.00       1,015.33           9.88

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

14  October 31, 2004

                             The Tocqueville Fund

                             Financial Highlights

Per share operating performance                           Years Ended October 31,
(For a share outstanding throughout the year) -----------------------------------------------
                                                2004      2003      2002      2001      2000
                                              --------  --------  -------   -------   -------
Net asset value, beginning of year            $  17.99  $  13.42  $ 14.99   $ 18.77   $ 17.54
                                              --------  --------  -------   -------   -------
Operations:
Net investment income (loss)                      0.05      0.02    (0.01)     0.05      0.05
Net realized and unrealized gain (loss) (1)       2.41      4.55    (1.28)    (1.83)     1.65
                                              --------  --------  -------   -------   -------
Total from investment operations                  2.46      4.57    (1.29)    (1.78)     1.70
                                              --------  --------  -------   -------   -------
Dividends and distributions to shareholders:
Dividends from net investment income             (0.02)       --    (0.01)    (0.07)    (0.02)
Distributions from net realized gains               --        --    (0.27)    (1.93)    (0.45)
                                              --------  --------  -------   -------   -------
Total dividends and distributions                (0.02)       --    (0.28)    (2.00)    (0.47)
                                              --------  --------  -------   -------   -------
Change in net asset value for the year            2.44      4.57    (1.57)    (3.78)     1.23
                                              --------  --------  -------   -------   -------
Net asset value, end of year                  $  20.43  $  17.99  $ 13.42   $ 14.99   $ 18.77
                                              --------  --------  -------   -------   -------
Total return                                      13.7%     34.1%    (8.9)%   (10.8)%     9.9%
Ratios/supplemental data
Net assets, end of year (000)                 $145,435  $149,497  $70,134   $51,089   $57,379
Ratio to average net assets:
  Net Expenses (2)                                1.34%     1.40%    1.40%     1.40%     1.40%
  Net investment income (loss) (2)                0.25%     0.17%   (0.06)%    0.28%     0.28%
Portfolio turnover rate                             40%       32%      62%       50%       38%

--------
(1)Net realized and unrealized gain (loss) per share includes redemption fees of $0.001 and $0.00 per share for the years ended October 31, 2004 and 2003, respectively.
(2)Net of fees waived amounting to 0.00%, 0.07%, 0.01%, 0.06%, and 0.03% of average net assets for the years ended October 31, 2004, 2003, 2002, 2001 and 2000, respectively.

                    See Notes to the Financial Statements.

                                                               Annual Report 15

                     The Tocqueville Small Cap Value Fund

                             Financial Highlights

Per share operating performance                            Years Ended October 31,
(For a share outstanding throughout the year) -----------------------------------------------
                                                2004      2003      2002      2001      2000
                                              -------   -------   -------   -------   -------
 Net asset value, beginning of year           $ 18.83   $ 12.18   $ 15.09   $ 17.51   $ 15.74
                                              -------   -------   -------   -------   -------
 Operations:
 Net investment income (loss)                   (0.11)    (0.08)    (0.08)    (0.10)    (0.12)
 Net realized and unrealized gain (loss) (1)     0.21      6.73     (1.45)     1.00      4.29
                                              -------   -------   -------   -------   -------
 Total from investment operations                0.10      6.65     (1.53)     0.90      4.17
                                              -------   -------   -------   -------   -------
 Distributions to shareholders:
 Distributions from net realized gains          (2.82)       --     (1.38)    (3.32)    (2.40)
                                              -------   -------   -------   -------   -------
 Total distributions                            (2.82)       --     (1.38)    (3.32)    (2.40)
                                              -------   -------   -------   -------   -------
 Change in net asset value for the year         (2.72)     6.65     (2.91)    (2.42)     1.77
                                              -------   -------   -------   -------   -------
 Net asset value, end of year                 $ 16.11   $ 18.83   $ 12.18   $ 15.09   $ 17.51
                                              -------   -------   -------   -------   -------
 Total return                                    (1.0)%    54.6%    (11.7)%     6.3%     28.6%
 Ratios/supplemental data
 Net assets, end of year (000)                $75,005   $73,518   $50,879   $40,262   $30,827
 Ratio to average net assets:
   Net Expenses                                  1.41%     1.36%     1.44%     1.52%     1.45%
   Net investment income (loss)                 (0.61)%   (0.48)%   (0.62)%   (0.69)%   (0.63)%
 Portfolio turnover rate                           19%       65%       25%       47%       87%

--------
(1)Net realized and unrealized gain (loss) per share includes redemption fees of $0.02 and $0.03 per share for the years ended October 31, 2004 and 2003, respectively.

                    See Notes to the Financial Statements.

16  October 31, 2004

                   The Tocqueville International Value Fund

                             Financial Highlights

Per share operating performance                           Years Ended October 31,
(For a share outstanding throughout the year) ----------------------------------------------
                                                2004      2003      2002     2001      2000
                                              --------  --------  -------  -------   -------
Net asset value, beginning of year            $  10.90  $   7.27  $  7.24  $  8.50   $ 11.37
                                              --------  --------  -------  -------   -------
Operations:
Net investment income (loss)                      0.09      0.06     0.01     0.10      0.11
Net realized and unrealized gain (loss) (1)       2.15      3.58     0.02    (1.33)    (1.71)
                                              --------  --------  -------  -------   -------
Total from investment operations                  2.24      3.64     0.03    (1.23)    (1.60)
                                              --------  --------  -------  -------   -------
Dividends and distributions to shareholders:
Dividends from net investment income             (0.04)    (0.01)      --    (0.03)    (0.05)
Distributions from net realized gains               --        --       --       --     (1.22)
                                              --------  --------  -------  -------   -------
Total dividends and distributions                (0.04)    (0.01)      --    (0.03)    (1.27)
                                              --------  --------  -------  -------   -------
Change in net asset value for the year            2.20      3.63     0.03    (1.26)    (2.87)
                                              --------  --------  -------  -------   -------
Net asset value, end of year                  $  13.10  $  10.90  $  7.27  $  7.24   $  8.50
                                              --------  --------  -------  -------   -------
Total return                                      20.6%     50.1%     0.4%   (14.5)%   (15.9)%
Ratios/supplemental data
Net assets, end of year (000)                 $196,424  $129,875  $78,951  $67,211   $85,098
Ratio to average net assets:
  Net Expenses                                    1.71%     1.77%    1.73%    1.77%     1.72%
  Net investment income                           0.85%     0.72%    0.16%    1.17%     1.06%
Portfolio turnover rate                             43%       55%      61%      54%       45%

--------
(1)Net realized and unrealized gain (loss) per share includes redemption fees of $0.01, $0.005 and $0.03 per share for the years ended October 31, 2004, 2003 and 2002, respectively.

                    See Notes to the Financial Statements.

                                                               Annual Report 17

                           The Tocqueville Gold Fund

                             Financial Highlights

Per share operating performance                               Years Ended October 31,
(For a share outstanding throughout the year)   -------------------------------------------------
                                                   2004       2003       2002      2001     2000
                                                --------   --------   --------   -------  -------
Net asset value, beginning of year              $  34.71   $  20.49   $  13.10   $ 10.03  $ 12.97
                                                --------   --------   --------   -------  -------
Operations:
Net investment income (loss)                       (0.33)     (0.14)     (0.08)     0.01    (0.02)
Net realized and unrealized gain (loss) (1),(3)     1.04      15.41       7.53      3.07    (2.92)
                                                --------   --------   --------   -------  -------
Total from investment operations                    0.71      15.27       7.45      3.08    (2.94)
                                                --------   --------   --------   -------  -------
Dividends and distributions to shareholders:
Dividends from net investment income               (0.03)        --         --     (0.01)      --
Dividends from net realized gains                  (0.55)     (1.05)     (0.06)       --       --
                                                --------   --------   --------   -------  -------
Total distributions                                (0.58)     (1.05)     (0.06)    (0.01)      --
                                                --------   --------   --------   -------  -------
Change in net asset value for the year              0.13      14.22       7.39      3.07    (2.94)
                                                --------   --------   --------   -------  -------
Net asset value, end of year                    $  34.84   $  34.71   $  20.49   $ 13.10  $ 10.03
                                                --------   --------   --------   -------  -------
Total return                                         2.0%      77.3%      57.2%     30.8%   (22.7)%
Ratios/supplemental data
Net assets, end of year (000)                   $539,190   $433,554   $137,210   $25,057  $16,049
Ratios to average net assets:
  Net Expenses (2)                                  1.58%      1.68%      1.68%     1.94%    1.96%
  Net investment income (loss) (2)                 (1.11)%    (0.77)%    (0.61)%    0.09%   (0.21)%
Portfolio turnover rate                               24%        40%        72%       58%      31%

--------
(1)Net realized and unrealized gain (loss) per share includes redemption fees of $0.09, $0.05 and $0.09 per share for the years ended October 31, 2004, 2003 and 2002, respectively.
(2)Net of fees waived amounting to 0.19% and 0.00% of average net assets for the years ended October 31, 2001 and 2000, respectively.
(3)As described in Note 3 to the financial statements, during the year ended October 31, 2004, the Fund incurred certain losses as a result of a trading error. The Investment Adviser reimbursed the Fund for the amount of the loss which had a per share impact of $0.004.

                    See Notes to the Financial Statements.

18  October 31, 2004

                         The Tocqueville Genesis Fund

                             Financial Highlights

                                                                     Period from
                                                   Year Ended    October 8, 2003 (1)
Per share operating performance                 October 31, 2004 to October 31, 2003
(For a share outstanding throughout the period) ---------------- -------------------
 Net asset value, beginning of period               $  9.96            $ 10.00
                                                    -------            -------
 Operations:
 Net investment loss                                  (0.09)                --
 Net realized and unrealized gain (loss) (6)           0.25              (0.04)
                                                    -------            -------
 Total from investment operations                      0.16              (0.04)
                                                    -------            -------
 Dividends and distributions to shareholders:
 Dividends from net investment income                    --                 --
 Dividends from net investment income                    --                 --
                                                    -------            -------
 Total distributions                                     --                 --
                                                    -------            -------
 Change in net asset value for the period              0.16              (0.04)
                                                    -------            -------
 Net asset value, end of period                     $ 10.12            $  9.96
                                                    -------            -------
 Total return                                           1.6%(3)           (0.4)%(2),(3)
 Ratios/supplemental data
 Net assets, end of period (000)                    $28,964            $19,610
 Ratios to average net assets:
   Net Expenses                                        1.95%(4)           1.95%(4),(5)
   Net investment loss                                (0.86)%(4)         (1.03)%(4),(5)
 Portfolio turnover rate                                270%                 1%

--------
(1)Commencement of operations.
(2)Not annualized.
(3)The total return calculation does not reflect the maximum sales charge of 5.00%.
(4)Net of fees waived amounting to 0.33% and 1.39% of average net assets for the periods ended October 31, 2004 and 2003, respectively.
(5)Annualized.
(6)Net realized and unrealized gain (loss) per share includes redemption fees of $0.002 and $0.00 per share for the years ended October 31, 2004 and 2003, respectively.

                    See Notes to the Financial Statements.

                                                               Annual Report 19

                             The Tocqueville Fund

                Schedule of Investments as of October 31, 2004

                                              Shares or
                                              Principal
           Common Stocks--92.9%                Amount      Value
           ---------------------------------------------------------
           Aerospace & Defense--4.0%
           Boeing Co.                           50,000  $  2,495,000
           Honeywell International, Inc.       100,000     3,368,000
           ---------------------------------------------------------
                                                           5,863,000
           ---------------------------------------------------------
           Airlines--1.6%
           Southwest Airlines Co.              150,000     2,365,500
           ---------------------------------------------------------
                                                           2,365,500
           ---------------------------------------------------------
           Capital Markets--2.7%
           The Bank of New York Co., Inc.      100,000     3,246,000
           LaBranche & Co, Inc. (a)            100,000       709,000
           ---------------------------------------------------------
                                                           3,955,000
           ---------------------------------------------------------
           Chemicals--4.5%
           EI Du Pont de Nemours & Co.         100,000     4,287,000
           Olin Corp.                          120,000     2,244,000
           ---------------------------------------------------------
                                                           6,531,000
           ---------------------------------------------------------
           Commercial Banks--2.5%
           Mitsubishi Tokyo Financial Group,
             Inc. ADR (b)                      425,000     3,608,250
           ---------------------------------------------------------
                                                           3,608,250
           ---------------------------------------------------------
           Commercial Services & Supplies--1.8%
           Steelcase, Inc.                     200,000     2,620,000
           ---------------------------------------------------------
                                                           2,620,000
           ---------------------------------------------------------
           Communications Equipment--3.0%
           Cisco Systems, Inc. (a)             100,000     1,921,000
           Tellabs, Inc. (a)                   300,000     2,400,000
           ---------------------------------------------------------
                                                           4,321,000
           ---------------------------------------------------------
           Construction Materials--1.0%
           Cemex S.A. de C.V. ADR (b)           50,000     1,449,000
           ---------------------------------------------------------
                                                           1,449,000
           ---------------------------------------------------------
           Containers & Packaging--0.9%
           Sonoco Products Co.                  50,000     1,332,500
           ---------------------------------------------------------
                                                           1,332,500
           ---------------------------------------------------------
           Electric Utilities--4.3%
           FPL Group, Inc.                      30,000     2,067,000
           Korea Electric Power Corp. ADR (b)  100,000     1,148,000
           TXU Corp.                            50,000     3,061,000
           ---------------------------------------------------------
                                                           6,276,000
           ---------------------------------------------------------
           Electronic Equipment & Instruments--1.3%
           Symbol Technologies, Inc.           130,000     1,909,700
           ---------------------------------------------------------
                                                           1,909,700
           ---------------------------------------------------------
           Energy Equipment & Services--2.8%
           GlobalSantaFe Corp. (b)              75,000     2,212,500
           Schlumberger Ltd. (b)                30,000     1,888,200
           ---------------------------------------------------------
                                                           4,100,700
           ---------------------------------------------------------

                                              Shares or
                                              Principal
           Common Stocks (continued)           Amount      Value
           ---------------------------------------------------------
           Gaming--1.5%
           Scientific Games Corp.--
             Class A (a)                       100,000  $  2,118,000
           ---------------------------------------------------------
                                                           2,118,000
           ---------------------------------------------------------
           Health Care Providers & Services--5.4%
           Cardinal Health, Inc.                34,000     1,589,500
           Cigna Corp.                          60,000     3,807,600
           Pharmaceutical Product
             Development, Inc. (a)              48,500     2,048,155
           Priority Healthcare Corp. (a)        25,000       451,500
           ---------------------------------------------------------
                                                           7,896,755
           ---------------------------------------------------------
           Insurance--6.9%
           American International Group, Inc.   10,000       607,100
           IPC Holdings Ltd. (b)                70,000     2,832,200
           The Allstate Corp.                   50,000     2,404,500
           Unitrin, Inc.                        50,000     2,159,000
           Zenith National Insurance Corp.      50,000     2,053,500
           ---------------------------------------------------------
                                                          10,056,300
           ---------------------------------------------------------
           Leisure Equipment & Products--1.2%
           Mattel, Inc.                        100,000     1,751,000
           ---------------------------------------------------------
                                                           1,751,000
           ---------------------------------------------------------
           Machinery--7.5%
           AGCO Corp. (a)                      100,000     1,942,000
           Federal Signal Corp.                100,000     1,662,000
           Flowserve Corp. (a)                 100,000     2,158,000
           Kaydon Corp.                         50,000     1,480,000
           Kennametal, Inc.                     40,000     1,861,200
           Manitowoc Co.                        50,000     1,765,000
           ---------------------------------------------------------
                                                          10,868,200
           ---------------------------------------------------------
           Media--1.1%
           Tokyo Broadcasting System,
             Inc. (a)(b)                       100,000     1,599,021
           ---------------------------------------------------------
                                                           1,599,021
           ---------------------------------------------------------
           Metals & Mining--14.0%
           Alcan, Inc. (b)                      30,000     1,389,600
           Alcoa, Inc.                         100,000     3,250,000
           Inco Ltd. (a)(b)                    100,000     3,540,000
           Newmont Mining Corp.                100,000     4,752,000
           Phelps Dodge Corp.                   50,000     4,377,000
           Teck Cominco Ltd. (b)               125,000     2,986,250
           ---------------------------------------------------------
                                                          20,294,850
           ---------------------------------------------------------
           Multiline Retail--1.7%
           Kohl's Corp. (a)                     50,000     2,538,000
           ---------------------------------------------------------
                                                           2,538,000
           ---------------------------------------------------------


                    See Notes to the Financial Statements.

20  October 31, 2004

                             The Tocqueville Fund

                Schedule of Investments as of October 31, 2004

                                                Shares or
                                                Principal
          Common Stocks (continued)              Amount      Value
          ------------------------------------------------------------
          Office Electronics--1.5%
          Xerox Corp. (a)                        150,000  $  2,215,500
          ------------------------------------------------------------
                                                             2,215,500
          ------------------------------------------------------------
          Oil & Gas--6.5%
          Amerada Hess Corp.                      30,000     2,421,300
          Devon Energy Corp.                      40,000     2,958,800
          Murphy Oil Corp.                        50,000     4,001,000
          ------------------------------------------------------------
                                                             9,381,100
          ------------------------------------------------------------
          Paper & Forest Products--5.2%
          Sappi Ltd. ADR (b)                     100,000     1,449,000
          Temple-Inland, Inc.                     50,000     2,956,000
          Weyerhaeuser Co.                        50,000     3,132,000
          ------------------------------------------------------------
                                                             7,537,000
          ------------------------------------------------------------
          Pharmaceuticals--4.7%
          Merck & Co., Inc.                      125,000     3,913,750
          Pfizer, Inc.                           100,000     2,895,000
          ------------------------------------------------------------
                                                             6,808,750
          ------------------------------------------------------------
          Prepackaged Software--0.4%
          Bio-key International, Inc. (a)(c)     525,000       509,250
          ------------------------------------------------------------
                                                               509,250
          ------------------------------------------------------------
          Semiconductor & Semiconductor Equipment--1.5%
          Intel Corp.                            100,000     2,226,000
          ------------------------------------------------------------
                                                             2,226,000
          ------------------------------------------------------------
          Software--2.9%
          Microsoft Corp.                        150,000     4,198,500
          ------------------------------------------------------------
                                                             4,198,500
          ------------------------------------------------------------
          Water Supply--0.5%
          Purecycle Corp. (a)                    100,000       785,000
          ------------------------------------------------------------
                                                               785,000
          ------------------------------------------------------------
          Total Common Stocks
            (Cost $105,848,969)                            135,114,876
          ------------------------------------------------------------
          Preferred Stocks--0.7%
          Biotechnology--0.7%
          Zymequest Inc. (a)(c)(e)(f)            400,000       960,000
          ------------------------------------------------------------
          Total Preferred Stocks
            (Cost $960,000)                                    960,000
          ------------------------------------------------------------
          Warrants--0.0%
          Biokey Warrant, $1.755 strike
            price, expires 4/14/09 (a)(c)(e)(f)  262,500            --
          Biokey Warrant, $1.55 strike price,
            expires 9/29/09 (a)(c)(e)(f)         111,111            --
          ------------------------------------------------------------
          Total Warrants
            (Cost $0)                                               --
          ------------------------------------------------------------

                                             Shares or
           U.S. Government Agency            Principal
             Bonds--5.5%                      Amount       Value
           ---------------------------------------------------------
           Federal Home Loan Bank,
             3.00% due 08/24/2007 (d)         1,000,000 $  1,000,028
           Federal Home Loan Bank,
             3.90% due 08/27/2009 (d)         2,000,000    2,002,154
           Freddie Mac,
             3.50% due 11/28/2008 (d)         3,000,000    3,002,994
           Freddie Mac,
             3.70% due 08/25/2009 (d)         2,000,000    2,001,756
           ---------------------------------------------------------
           Total U.S. Government Agency
             Bonds (Cost $7,999,136)                       8,006,932
           ---------------------------------------------------------
           Convertible Bonds--0.3%
           Bio-key International
             12.25% due 09/29/2007 (c)(e)(f) $  500,000      500,000
           ---------------------------------------------------------
           Total Convertible Bonds
             (Cost $500,000)                                 500,000
           ---------------------------------------------------------
           Short-Term Investments--0.4%
           Repurchase Agreement with
             U.S. Bank, N.A., 1.25%,
             dated 10/29/04, due 11/01/04,
             collateralized by a Fannie Mae
             15-year Fixed (Pool# 762491)
             valued at $561,078.
             Repurchase proceeds of
             $550,057 (cost $550,000)           550,000      550,000
           ---------------------------------------------------------
           Total Short-Term Investments
             (Cost $550,000)                                 550,000
           ---------------------------------------------------------
           Total Investments
             (Cost $115,858,105)--99.8%                  145,131,808
           Other Assets in Excess of Liabilities--0.2%       303,618
           ---------------------------------------------------------
           Total Net Assets--100.0%                     $145,435,426
                                                        ------------

Percentages are stated as a percent of net assets.
ADR--American Depository Receipt
(a)Non-income producing security.
(b)Foreign issued security. Foreign concentration was as follows: Bermuda 1.9%; Canada 5.4%; Cayman Islands 1.5%; Japan 3.6%; Mexico 1.1%; Netherland Antilles 1.3%; South Africa 1.0%; South Korea 0.8%.
(c)Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at October 31, 2004 was $1,969,250 which represented 1.4% of net assets.
(d)Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the original rate.
(e)Fair valued security; see Note 2a. The aggregate value of fair valued securities at October 31, 2004 was $1,460,000 which represented 1.0% of net assets.
(f)Security is considered illiquid and may be difficult to sell.


                    See Notes to the Financial Statements.

                                                               Annual Report 21

                     The Tocqueville Small Cap Value Fund

                Schedule of Investments as of October 31, 2004

                                              Shares or
                                              Principal
            Common Stocks--98.2%               Amount      Value
            -------------------------------------------------------
            Auto Components--7.8%
            Tower Automotive, Inc. (a)        1,300,000 $ 1,937,000
            Visteon Corp.                       550,000   3,910,500
            -------------------------------------------------------
                                                          5,847,500
            -------------------------------------------------------
            Chemicals--6.4%
            Hercules, Inc. (a)                  210,000   2,998,800
            A. Schulman, Inc.                    90,000   1,786,500
            -------------------------------------------------------
                                                          4,785,300
            -------------------------------------------------------
            Communications Equipment--10.6%
            3Com Corp. (a)                      450,000   1,863,000
            Powerwave Technologies, Inc. (a)    450,000   3,361,500
            Westell Technologies, Inc. (a)      480,000   2,692,800
            -------------------------------------------------------
                                                          7,917,300
            -------------------------------------------------------
            Computers & Peripherals--2.0%
            UNOVA, Inc. (a)                     100,000   1,535,000
            -------------------------------------------------------
                                                          1,535,000
            -------------------------------------------------------
            Electrical Equipment--11.1%
            Baldor Electric Co.                 100,000   2,343,000
            Magnetek, Inc. (a)                  500,000   3,075,000
            Vicor Corp.                         309,800   2,878,042
            -------------------------------------------------------
                                                          8,296,042
            -------------------------------------------------------
            Electronic Equipment & Instruments--1.4%
            Avnet, Inc. (a)                      60,000   1,017,600
            -------------------------------------------------------
                                                          1,017,600
            -------------------------------------------------------
            Energy Equipment & Services--5.9%
            Global Industries Ltd. (a)          400,000   2,684,000
            Input/Output, Inc. (a)              250,000   1,747,500
            -------------------------------------------------------
                                                          4,431,500
            -------------------------------------------------------
            Food & Staples Retailing--5.6%
            Longs Drug Stores Corp.             100,000   2,470,000
            Winn-Dixie Stores, Inc. (a)         500,000   1,720,000
            -------------------------------------------------------
                                                          4,190,000
            -------------------------------------------------------
            Food Products--9.0%
            Corn Products International, Inc.    50,000   2,460,000
            Del Monte Foods Co. (a)             400,000   4,272,000
            -------------------------------------------------------
                                                          6,732,000
            -------------------------------------------------------
            Health Care Equipment & Supplies--1.3%
            Datascope Corp.                      30,500     990,030
            -------------------------------------------------------
                                                            990,030
            -------------------------------------------------------
            Health Care Providers & Services--4.4%
            Dendrite International, Inc. (a)     90,000   1,318,500
            Priority Healthcare Corp. (a)       110,000   1,986,600
            -------------------------------------------------------
                                                          3,305,100
            -------------------------------------------------------
            Household Durables--3.2%
            Maytag Corp.                        140,000   2,436,000
            -------------------------------------------------------
                                                          2,436,000
            -------------------------------------------------------

                                               Shares or
                                               Principal
            Common Stocks (continued)           Amount       Value
            ----------------------------------------------------------
            IT Services--6.1%
            Computer Horizons Corp. (a)           200,000 $   748,000
            Keane, Inc. (a)                       110,000   1,739,100
            Unisys Corp. (a)                      200,000   2,124,000
            ----------------------------------------------------------
                                                            4,611,100
            ----------------------------------------------------------
            Machinery--8.7%
            Barnes Group, Inc.                     40,000   1,040,000
            Federal Signal Corp.                  100,000   1,662,000
            Timken Co.                            160,000   3,840,000
            ----------------------------------------------------------
                                                            6,542,000
            ----------------------------------------------------------
            Pharmaceuticals--6.9%
            Perrigo Co.                            85,000   1,545,300
            Schering-Plough Corp.                 200,000   3,622,000
            ----------------------------------------------------------
                                                            5,167,300
            ----------------------------------------------------------
            Radiotelephone Communications--0.7%
            Proxim Corp. (a)                      100,000     494,000
            ----------------------------------------------------------
                                                              494,000
            ----------------------------------------------------------
            Software--7.1%
            Agile Software Corp. (a)              250,000   2,135,000
            Captaris, Inc. (a)                    100,000     460,000
            Informatica Corp. (a)                 350,000   2,733,500
            ----------------------------------------------------------
                                                            5,328,500
            ----------------------------------------------------------
            Total Common Stocks
              (Cost $69,102,961)                           73,626,272
            ----------------------------------------------------------
            Short-Term Investments--2.2%
            Repurchase Agreements--0.5%
            Repurchase Agreement with
              U.S. Bank, N.A., 1.25%,
              dated 10/29/04, due 11/01/04,
              collateralized by a Fannie Mae
              15-year Fixed (Pool #762491)
              valued at $386,634. Repurchase
              proceeds of $379,039
              (cost $379,000)                  $  379,000     379,000
            ----------------------------------------------------------
            U.S. Treasury Bills--1.7%
            U.S. Treasury Bill,
              1.62% due 01/06/2005
              (Cost $1,295,793)                 1,300,000   1,295,687
            ----------------------------------------------------------
            Total Short-Term Investments
              (Cost $1,674,793)                             1,674,687
            ----------------------------------------------------------
            Total Investments
              (Cost $70,777,754)--100.4%                   75,300,959
            Liabilities in Excess of Other Assets--(0.4)%    (295,587)
            ----------------------------------------------------------
            Total Net Assets--100.0%                      $75,005,372
                                                          -----------

Percentages are stated as a percent of net assets.
(a)Non-income producing security.


                    See Notes to the Financial Statements.

22  October 31, 2004

                   The Tocqueville International Value Fund

                Schedule of Investments as of October 31, 2004


                                             Shares or
                                             Principal
           Common Stocks--88.5%               Amount       Value
           ---------------------------------------------------------
           Austria--0.9%
           Andritz AG                            30,100 $  1,845,515
           ---------------------------------------------------------
                                                           1,845,515
           ---------------------------------------------------------
           Belgium--5.9%
           Bekaert SA                            43,270    2,807,120
           Solvay SA                             34,500    3,466,971
           Umicore                               69,700    5,368,475
           ---------------------------------------------------------
                                                          11,642,566
           ---------------------------------------------------------
           Bermuda--0.1%
           Lerado Group Holdings Co.          1,300,000      213,966
           ---------------------------------------------------------
                                                             213,966
           ---------------------------------------------------------
           Brazil--1.3%
           Empresa Brasileira de
             Aeronautica SA ADR                  97,124    2,577,671
           ---------------------------------------------------------
                                                           2,577,671
           ---------------------------------------------------------
           Canada--1.8%
           Alcan, Inc.                           74,000    3,427,680
           ---------------------------------------------------------
                                                           3,427,680
           ---------------------------------------------------------
           Finland--6.0%
           Huhtamaki Oyj                        310,000    4,219,388
           Metso Oyj                            294,000    4,128,767
           UPM-Kymmene Oyj                      176,700    3,483,952
           ---------------------------------------------------------
                                                          11,832,107
           ---------------------------------------------------------
           France--5.4%
           Alcan, Inc.                           11,208      517,391
           Manitou BF SA                         62,000    1,771,354
           Pinguely-Haulotte                    500,000    3,638,061
           Sanofi-Aventis                        65,000    4,737,748
           ---------------------------------------------------------
                                                          10,664,554
           ---------------------------------------------------------
           Germany--2.0%
           Jenoptik AG (a)                       20,000      203,528
           SGL Carbon AG (a)                    300,000    3,770,354
           ---------------------------------------------------------
                                                           3,973,882
           ---------------------------------------------------------
           Greece--2.1%
           Titan Cement Co. SA                  154,000    4,047,203
           ---------------------------------------------------------
                                                           4,047,203
           ---------------------------------------------------------
           Hong Kong--1.3%
           Gold Peak Industries Holding Ltd. 10,382,000    2,627,713
           ---------------------------------------------------------
                                                           2,627,713
           ---------------------------------------------------------
           Indonesia--3.0%
           Bumi Resources Tbk PT             35,000,000    2,788,462
           Kawasan Industri Jababeka Tbk
             PT (a)                          31,798,800      366,909
           Tempo Scan Pacific Tbk PT          3,438,000    2,814,626
           ---------------------------------------------------------
                                                           5,969,997
           ---------------------------------------------------------

                                              Shares or
                                              Principal
           Common Stocks (continued)           Amount      Value
           ---------------------------------------------------------
           Italy--3.0%
           Interpump SpA                        575,000 $  2,954,971
           Sogefi SpA                           699,500    2,874,049
           ---------------------------------------------------------
                                                           5,829,020
           ---------------------------------------------------------
           Japan--19.9%
           Amada Co. Ltd.                       530,000    2,814,954
           Amano Corp.                          375,000    3,100,574
           Dai Nippon Printing Co. Ltd.         190,000    2,596,195
           Fuji Television Network, Inc.          1,574    3,542,575
           Kao Corp.                            145,000    3,338,591
           Kurita Water Industries Ltd.         235,000    3,461,155
           Matsushita Electric Industrial Co.
             Ltd. ADR                           250,000    3,627,500
           Mitsubishi Tokyo Financial Group,
             Inc. ADR                           392,000    3,328,080
           Omron Corp.                          120,000    2,717,770
           Secom Co. Ltd.                        75,000    2,719,183
           Takuma Co. Ltd.                      100,000      734,532
           Tokyo Broadcasting System, Inc.      250,000    3,997,552
           Tsubakimoto Chain Co.                893,000    2,993,766
           ---------------------------------------------------------
                                                          38,972,427
           ---------------------------------------------------------
           Mexico--2.8%
           Cemex S.A. de C.V. ADR               135,516    3,927,254
           Grupo Televisa SA ADR (a)             30,000    1,650,000
           ---------------------------------------------------------
                                                           5,577,254
           ---------------------------------------------------------
           Netherlands--8.8%
           Akzo Nobel NV                        130,000    4,876,656
           Boskalis Westminster                 108,422    2,910,073
           CSM NV (a)                           148,000    3,584,533
           Grolsch NV                            75,630    2,020,307
           Unilever NV ADR                       67,000    3,910,137
           ---------------------------------------------------------
                                                          17,301,706
           ---------------------------------------------------------
           Singapore--7.5%
           CIH Ltd.                           4,237,792    7,685,412
           GP Batteries International Ltd.    2,061,000    3,712,956
           Singapore Press Holdings Ltd.      1,147,500    3,238,703
           ---------------------------------------------------------
                                                          14,637,071
           ---------------------------------------------------------
           South Africa--4.0%
           Gold Fields Ltd. ADR                 277,000    3,994,340
           Sappi Ltd. ADR                       265,000    3,839,850
           ---------------------------------------------------------
                                                           7,834,190
           ---------------------------------------------------------
           South Korea--0.8%
           Doosan (a)                           165,890    1,526,277
           ---------------------------------------------------------
                                                           1,526,277
           ---------------------------------------------------------
           Spain--1.4%
           Campofrio Alimentacion SA            170,000    2,649,043
           ---------------------------------------------------------
                                                           2,649,043
           ---------------------------------------------------------


                    See Notes to the Financial Statements.

                                                               Annual Report 23

                   The Tocqueville International Value Fund

                Schedule of Investments as of October 31, 2004

                                              Shares or
                                              Principal
             Common Stocks (continued)         Amount       Value
             --------------------------------------------------------
             Sweden--1.9%
             Assa Abloy AB                       280,000 $  3,769,076
             --------------------------------------------------------
                                                            3,769,076
             --------------------------------------------------------
             Switzerland--1.1%
             Lonza Group AG                       45,000    2,191,102
             --------------------------------------------------------
                                                            2,191,102
             --------------------------------------------------------
             United Kingdom--5.8%
             BAE Systems Plc                     816,881    3,566,058
             Bodycote International            1,371,250    3,643,186
             GlaxoSmithKline Plc ADR              97,100    4,117,040
             --------------------------------------------------------
                                                           11,326,284
             --------------------------------------------------------
             United States--1.7%
             Freeport-McMoRan Copper &
               Gold, Inc.                         93,200    3,375,704
             --------------------------------------------------------
                                                            3,375,704
             --------------------------------------------------------
             Total Common Stocks
               (Cost $142,028,016)                        173,812,008
             --------------------------------------------------------
             Preferred Stocks--1.9%
             South Korea--1.9%
             Samsung Electronics Co. Ltd.         14,000    3,751,675
             --------------------------------------------------------
             Total Preferred Stocks
               (Cost $3,517,942)                            3,751,675
             --------------------------------------------------------
             Warrants--1.9%
             Taiwan--1.9%
             Merrill Taiwan Secom Co.
               Ltd. (a)                        3,400,000    3,705,660
             --------------------------------------------------------
             Total Warrants
               (Cost $3,067,183)                            3,705,660
             --------------------------------------------------------
             Short-Term Investments--6.9%
             Variable Rate Demand Notes--6.9%
             JP Morgan Chase Demand
               Note, 0.50%                   $13,633,189   13,633,189
             --------------------------------------------------------
             Total Short-Term Investments
               (Cost $13,633,189)                          13,633,189
             --------------------------------------------------------
             Total Investments
               (Cost $162,246,330)--99.2%                 194,902,532
             Other Assets in Excess of Liabilities--0.8%    1,521,606
             --------------------------------------------------------
             Total Net Assets--100.0%                    $196,424,138
                                                         ------------

Percentages are stated as a percent of net assets.
ADR--American Depository Receipt
(a)Non-income producing security.


                    See Notes to the Financial Statements.

24  October 31, 2004

                           The Tocqueville Gold Fund

                Schedule of Investments as of October 31, 2004

                                                Shares or
                                                Principal
          Common Stocks--81.5%                   Amount      Value
          ------------------------------------------------------------
          Gold & Gold Related--70.9%
          Agnico-Eagle Mines Ltd. (b)             449,000 $  6,937,050
          Apollo Gold Corp. (a)(b)(c)           1,646,250    1,133,716
          Aquiline Resources, Inc. (a)(b)(c)(e) 1,333,333    1,224,294
          Aurizon Mines Ltd. (a)(b)(c)            600,000      678,828
          Bema Gold Corp. (a)(b)                2,525,000    7,676,000
          Centerra Gold, Inc. (a)(b)              379,300    6,685,755
          Chesapeake Gold Corp. (a)(b)            339,000    1,403,525
          Cia de Minas Buenaventura SA
            ADR (b)                               695,800   17,283,672
          Crystallex International Corp. (a)(b) 3,850,300   13,938,086
          Cumberland Resources Ltd. (a)(b)        292,000      519,760
          Dominion Mining Ltd. (a)(b)           1,250,000      429,496
          Durban Roodepoort Deep Ltd.
            ADR (a)(b)                          2,485,000    4,746,350
          Eldorado Gold Corp. (a)(b)(c)         1,290,000    4,124,616
          FNX Mining Co, Inc. (a)(b)(c)           300,000    1,389,629
          Gabriel Resources Ltd. (a)(b)(c)        250,000      315,638
          Gammon Lake Resources,
            Inc. (a)(b)(c)                        460,000    2,515,433
          Glamis Gold Ltd. (a)(b)                 560,000   11,104,800
          Gold Fields Ltd. ADR (b)              1,920,500   27,693,610
          Gold Fields Ltd. (b)                    166,249    2,322,221
          Goldcorp, Inc. (b)                      451,600    6,250,144
          Golden Star Resources
            Ltd. (a)(b)(c)                      1,650,000    8,745,000
          Guinor Gold Corp. (a)(b)(c)           4,246,000    3,376,610
          Harmony Gold Mining Co., Ltd. (b)       106,667    1,237,736
          Harmony Gold Mining Co.,
            Ltd. ADR (b)                        1,875,000   22,125,000
          Iamgold Corp. (b)                     2,730,000   20,434,433
          Ivanhoe Mines Ltd. (a)(b)(c)          4,001,000   23,617,299
          Kingsgate Consolidated Ltd. (b)         982,180    2,105,545
          Kinross Gold Corp. (a)(b)               990,000    7,365,600
          Kirkland Lake Gold, Inc. (a)(b)         327,400    1,784,964
          Lihir Gold Ltd. (a)(b)                3,500,000    3,241,762
          Meridian Gold, Inc. (b)                 110,331    1,866,062
          Meridian Gold, Inc.                     540,200    9,129,380
          Miramar Mining Corp. (a)(b)           3,556,306    4,907,702
          Nevsun Resources Ltd. (a)(b)(c)       2,429,250    4,381,513
          Newcrest Mining Ltd. (b)              1,001,712   12,465,493
          Newmont Mining Corp.                    633,800   30,118,177
          Northern Orion Resources,
            Inc. (a)(b)(c)                      2,010,000    5,273,212
          Northgate Minerals Corp. (a)(b)       1,000,000    1,740,000
          Orezone Resources, Inc. (a)(b)        1,063,700    1,325,537
          Oxiana Ltd. (a)(b)                    5,000,000    3,622,707
          Peter Hambro Mining Plc (a)(b)          540,000    5,414,723
          Placer Dome, Inc. (b)                    70,000    1,432,650
          Placer Dome, Inc.                     1,399,245   29,733,956
          Radius Gold, Inc. (a)(b)              1,329,544    1,547,819
          Randgold Resources Ltd.
            ADR (a)(b)                          1,449,200   15,767,296

                                              Shares or
                                              Principal
           Common Stocks (continued)           Amount       Value
           ----------------------------------------------------------
           Riddarhyttan Resources AB (a)(b)      900,000 $    854,052
           River Gold Mines Ltd. (a)(b)          565,000    1,030,642
           Sino Gold Ltd. (a)(b)               2,000,000    3,047,555
           Southern Platinum Corp. (a)(b)(c)     375,000      630,252
           SouthernEra Diamonds,
             Inc. (a)(b)(c)                      375,000      230,580
           St. Jude Resources
             Ltd. (a)(b)(c)(e)                 1,500,000    1,930,724
           Strongbow Exploration,
             Inc. (a)(b)(c)(e)                 1,800,000      575,528
           Sunridge Gold Corp. (a)(b)            500,000      278,746
           Tanami Gold NL (a)(b)               7,500,072      896,348
           Troy Resources NL (b)               1,463,000    3,496,920
           Wheaton River Minerals
             Ltd. (a)(b)(c)                    5,025,000   16,437,590
           Wolfden Resources, Inc. (a)(b)      1,325,000    4,942,611
           Yamana Gold, Inc. (a)(b)(c)         2,333,333    6,599,712
           ----------------------------------------------------------
                                                          382,084,059
           ----------------------------------------------------------
           Precious Metals & Related--10.6%
           Aber Diamond Corp. (a)(b)              50,000    1,751,000
           Apex Silver Mines Ltd. (a)(b)         817,800   15,341,928
           Aricom PLC (a)(b)                     100,000       53,137
           Cameco Corp. (b)                      182,500   14,797,100
           Impala Platinum Holdings
             Ltd. (b)                             80,000    6,407,795
           Impala Platinum Holdings
             Ltd. ADR (b)                        225,000    4,505,490
           Ivanhoe Nickel & Platinum
             Ltd. (a)(b)(c)(d)(e)                 83,333      249,999
           Lundin Mining Corp. (a)(b)             45,000      313,589
           JSC MMC Norilsk Nickel
             ADR (b)                              20,000    1,246,000
           Mvelaphanda Resources Ltd. (b)        350,000      966,301
           Peru Copper, Inc. (a)(b)(c)           910,000      992,252
           Sabina Resources Ltd. (a)(b)(c)(e)    900,000      848,534
           Southern African Resources
             Plc (a)(b)                       11,700,000    6,431,375
           Stornoway Diamond
             Corp. (a)(b)(c)(e)                1,950,000    2,238,164
           Trade Winds Ventures,
             Inc. (a)(b)(c)                    1,100,000    1,217,463
           ----------------------------------------------------------
                                                           57,360,127
           ----------------------------------------------------------
           Total Common Stocks
             (Cost $323,226,513)                          439,444,186
           ----------------------------------------------------------
           Gold & Silver Bullion--9.1%          Ounces
                                                ------
           Gold Bullion (a)                      107,000   45,945,800
           Silver Bullion (a)                    410,000    2,986,850
           ----------------------------------------------------------
           Total Gold & Silver Bullion
             (Cost $44,185,350)                            48,932,650
           ----------------------------------------------------------


                    See Notes to the Financial Statements.

                                                               Annual Report 25

                           The Tocqueville Gold Fund

                Schedule of Investments as of October 31, 2004

                                            Shares or
                                            Principal
             Preferred Stocks--0.4%          Amount      Value
             -----------------------------------------------------
             Gold & Gold Related--0.4%
             Gold Bullion Ltd. (a)(b)          56,500 $  2,405,552
             -----------------------------------------------------
             Total Preferred Stocks
               (Cost $2,136,774)                         2,405,552
             -----------------------------------------------------
             Warrants--0.9%
             Gold & Gold Related--0.7%
             Aquiline Resource
               Inc. (a)(b)(c)(d)(e)           666,667           --
             Nevsun Resources
               Ltd. (a)(b)(c)(d)(e)           202,125           --
             Northern Orion Resources,
               Inc. (a)(b)(c)               1,005,000    1,359,500
             Novagold Resources,
               Inc. (a)(b)(c)                  75,000      221,357
             Yamana Gold, Inc. (a)(b)(c)(e) 1,166,666    2,099,473
             -----------------------------------------------------
                                                         3,680,330
             -----------------------------------------------------
             Precious Metals & Related--0.2%
             PAN American Silver
               Corp. (a)(b)(c)                 61,536      519,632
             Peru Copper, Inc. (a)(b)(c)      455,000      111,908
             Trade Wind Ventures,
               Inc. (a)(b)(c)(d)(e)         1,100,000      263,783
             -----------------------------------------------------
                                                           895,323
             -----------------------------------------------------
             Total Warrants (Cost $86,900)               4,575,653
             -----------------------------------------------------

                                             Shares or
                                             Principal
            Short-Term Investments--7.6%      Amount       Value
            --------------------------------------------------------
            Repurchase Agreements--1.0%
            Repurchase Agreement with
              U.S. Bank, N.A., 1.25%,
              dated 10/29/04, due 11/01/04,
              collateralized by a Fannie
              Mae 15-year Fixed (Pool
              #762491) valued at
              $5,292,499. Repurchase
              proceeds of $5,188,540
              (cost $5,188,000)             $ 5,188,000 $  5,188,000
            --------------------------------------------------------
            U.S. Treasury Bills--6.6%
            1.86% due 03/10/2005             20,000,000   19,857,240
            2.0708% due 04/21/2005            6,000,000    5,941,092
            1.62% due 01/06/2005             10,000,000    9,966,820
            --------------------------------------------------------
            (Cost $35,780,813)                            35,765,152
            --------------------------------------------------------
            Total Short-Term Investments
              (Cost $40,968,813)                          40,953,152
            --------------------------------------------------------
            Total Investments
              (Cost $410,604,350)--99.5%                 536,311,193
            Other Assets in Excess of Liabilities--0.5%    2,878,735
            --------------------------------------------------------
            Total Net Assets--100.0%                    $539,189,928
                                                        ------------

Percentages are stated as a percent of net assets.
ADR--American Depository Receipt
(a)Non-income producing security.
(b)Foreign issued security. Foreign concentration was as follows:
   Australia--5.3%; Canada--39.5%; Channel Islands--5.8%; Papua New Guinea--0.6%; Peru--3.2%; Russia--0.2%; South Africa--13.0%; Sweden--0.2%;
   United Kingdom--2.2%.
(c)Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at October 31, 2004 was $56,481,726 which represented 10.5% of net assets.
(d)Fair valued security; see Note 2a. The aggregate value of fair valued securities at October 31, 2004 was $513,782, which represented 0.1% of net assets.
(e)Security is considered illiquid and may be difficult to sell.


                    See Notes to the Financial Statements.

26  October 31, 2004

                         The Tocqueville Genesis Fund

                Schedule of Investments as of October 31, 2004

                                              Shares or
                                              Principal
             Common Stocks--66.5%              Amount      Value
             ------------------------------------------------------
             Aerospace & Defense--2.4%
             BAE Systems Plc (b)               32,000   $   139,695
             Boeing Co.                         3,000       149,700
             Hexcel Corp. (a)                   7,800       120,900
             Honeywell International, Inc.      8,500       286,280
             ------------------------------------------------------
                                                            696,575
             ------------------------------------------------------
             Auto Components--0.5%
             Tower Automotive, Inc. (a)        37,000        55,130
             Visteon Corp.                     13,000        92,430
             ------------------------------------------------------
                                                            147,560
             ------------------------------------------------------
             Beverages--0.6%
             Coca-Cola Femsa SA de CV
               ADR (b)                          8,000       160,960
             ------------------------------------------------------
                                                            160,960
             ------------------------------------------------------
             Capital Markets--1.6%
             The Bank of New York Co., Inc.    10,000       324,600
             LaBranche & Co, Inc. (a)          19,000       134,710
             ------------------------------------------------------
                                                            459,310
             ------------------------------------------------------
             Chemicals--4.0%
             Agrium, Inc. (b)                  11,000       182,490
             Airgas, Inc.                       5,500       135,300
             EI Du Pont de Nemours & Co.        7,000       300,090
             Hercules, Inc. (a)                 7,000        99,960
             Lonza Group AG (b)                 4,000       194,765
             Material Sciences Corp. (a)       10,000       130,100
             SGL Carbon AG (a)(b)              10,000       125,678
             ------------------------------------------------------
                                                          1,168,383
             ------------------------------------------------------
             Commercial Services & Supplies--2.4%
             Cendant Corp.                      6,000       123,540
             General Binding Corp. (a)          6,012        85,821
             Jenoptik AG (a)(b)                30,000       305,292
             Pfsweb, Inc. (a)                  25,000        46,900
             Steelcase, Inc.                   10,000       131,000
             ------------------------------------------------------
                                                            692,553
             ------------------------------------------------------
             Communications Equipment--3.0%
             Andrew Corp. (a)                  19,000       265,620
             Cisco Systems, Inc. (a)           12,000       230,520
             Nokia OYJ ADR (b)                 18,500       285,270
             Powerwave Technologies, Inc. (a)  12,000        89,640
             ------------------------------------------------------
                                                            871,050
             ------------------------------------------------------
             Computers & Peripherals--1.8%
             Cray, Inc. (a)                    22,500        75,262
             Diebold, Inc.                      4,000       191,400
             EMC Corp. (a)                     15,000       193,050
             Neoware Systems, Inc. (a)          8,500        68,264
             ------------------------------------------------------
                                                            527,976
             ------------------------------------------------------

                                               Shares or
                                               Principal
           Common Stocks (continued)            Amount      Value
           ---------------------------------------------------------
           Construction & Engineering--0.4%
           Comfort Systems USA, Inc. (a)        17,000   $   117,810
           ---------------------------------------------------------
                                                             117,810
           ---------------------------------------------------------
           Construction Materials--0.7%
           Cemex S.A. de C.V. ADR (b)            7,000       202,860
           ---------------------------------------------------------
                                                             202,860
           ---------------------------------------------------------
           Containers & Packaging--0.7%
           Huhtamaki Oyj (b)                    15,000       204,164
           ---------------------------------------------------------
                                                             204,164
           ---------------------------------------------------------
           Diversified Telecommunication Services--0.8%
           Sprint Corp.                         11,000       230,450
           ---------------------------------------------------------
                                                             230,450
           ---------------------------------------------------------
           Electric Utilities--1.3%
           Allegheny Energy, Inc. (a)            8,000       146,480
           Korea Electric Power Corp. ADR (b)   19,400       222,712
           ---------------------------------------------------------
                                                             369,192
           ---------------------------------------------------------
           Electrical Equipment--0.6%
           Baldor Electric Co.                   8,000       187,440
           ---------------------------------------------------------
                                                             187,440
           ---------------------------------------------------------
           Electronic Equipment & Instruments--2.0%
           Molex, Inc.                           9,000       266,130
           NU Horizons Electronics Corp. (a)    15,000       108,450
           Symbol Technologies, Inc.            14,000       205,660
           ---------------------------------------------------------
                                                             580,240
           ---------------------------------------------------------
           Energy Equipment & Services--2.0%
           GlobalSantaFe Corp.                   5,500       162,250
           Input/Output, Inc. (a)               15,500       108,345
           Pioneer Drilling Co. (a)             19,000       153,710
           Tesco Corp. (a)(b)                   15,000       153,000
           ---------------------------------------------------------
                                                             577,305
           ---------------------------------------------------------
           Food & Staples Retailing--0.4%
           Longs Drug Stores Corp.               4,500       111,150
           ---------------------------------------------------------
                                                             111,150
           ---------------------------------------------------------
           Food Products--2.0%
           Hain Celestial Group, Inc. (a)        7,000       113,260
           Unilever NV ADR (b)                   8,000       466,320
           ---------------------------------------------------------
                                                             579,580
           ---------------------------------------------------------
           Health Care Equipment & Supplies--1.9%
           Microtek Medical Holdings, Inc. (a)  30,000       111,000
           Regeneration Technologies, Inc. (a)  15,000       116,250
           Steris Corp. (a)                     10,500       217,665
           Synovis Life Technologies, Inc. (a)  10,000       105,800
           ---------------------------------------------------------
                                                             550,715
           ---------------------------------------------------------


                    See Notes to the Financial Statements.

                                                               Annual Report 27

                         The Tocqueville Genesis Fund

                Schedule of Investments as of October 31, 2004


                                               Shares or
                                               Principal
            Common Stocks (continued)           Amount      Value
            --------------------------------------------------------
            Health Care Providers & Services--1.5%
            Service Corp. International (a)     51,000   $   337,110
            WebMD Corp. (a)                     15,000       113,400
            --------------------------------------------------------
                                                             450,510
            --------------------------------------------------------
            Household Durables--0.6%
            Tupperware Corp.                    10,000       166,900
            --------------------------------------------------------
                                                             166,900
            --------------------------------------------------------
            Household Products--0.9%
            Rayovac Corp. (a)                   11,000       274,010
            --------------------------------------------------------
                                                             274,010
            --------------------------------------------------------
            Industrial Conglomerates--0.9%
            3M Co.                               3,500       271,495
            --------------------------------------------------------
                                                             271,495
            --------------------------------------------------------
            Insurance--1.4%
            American International Group, Inc.   3,000       182,130
            The Phoenix Cos Inc.                20,500       216,275
            --------------------------------------------------------
                                                             398,405
            --------------------------------------------------------
            Internet Software & Services--0.4%
            Raindance Communications, Inc. (a)  75,000       124,500
            --------------------------------------------------------
                                                             124,500
            --------------------------------------------------------
            IT Services--0.8%
            CheckFree Corp. (a)                  4,000       124,000
            Titan Corp. (a)                      7,000       103,880
            --------------------------------------------------------
                                                             227,880
            --------------------------------------------------------
            Leisure Equipment & Products--0.6%
            K2, Inc. (a)                        10,000       162,200
            --------------------------------------------------------
                                                             162,200
            --------------------------------------------------------
            Life Insurance--0.8%
            Aegon NV ADR (b)                    20,666       228,153
            --------------------------------------------------------
                                                             228,153
            --------------------------------------------------------
            Machinery--3.5%
            AGCO Corp. (a)                       9,000       174,780
            Federal Signal Corp.                10,000       166,200
            Lydall, Inc. (a)                    15,000       141,150
            Manitowoc Co.                        6,000       211,800
            Pinguely-Haulotte (b)               20,000       145,522
            Tsubakimoto Chain Co. (b)           55,000       184,387
            --------------------------------------------------------
                                                           1,023,839
            --------------------------------------------------------
            Marine--0.0%
            Maritrans, Inc.                        100         1,699
            --------------------------------------------------------
                                                               1,699
            --------------------------------------------------------
            Media--3.4%
            Getty Images, Inc. (a)               2,000       118,260
            Imax Corp. (a)(b)                   13,878        90,068

                                                 Shares or
                                                 Principal
          Common Stocks (continued)               Amount      Value
          ------------------------------------------------------------
          The Reader's Digest Association Inc.      10,000 $   140,800
          Singapore Press Holdings Ltd. (b)         63,750     179,928
          Tokyo Broadcasting System, Inc. (b)       16,000     255,844
          The Walt Disney Co. (a)                    7,500     189,150
          ------------------------------------------------------------
                                                               974,050
          ------------------------------------------------------------
          Metals & Mining--5.1%
          Alcoa, Inc.                                9,000     292,500
          PT Bumi Resources Tbk (b)              3,500,000     278,846
          Gold Fields Ltd. ADR (b)                  12,500     180,250
          GrafTech International Ltd. (a)           28,000     259,280
          Impala Platinum Holdings Ltd
            ADR (b)                                  3,000      60,073
          Inco Ltd. (a)(b)                           7,000     247,800
          Oregon Steel Mills, Inc. (a)              11,000     159,720
          ------------------------------------------------------------
                                                             1,478,469
          ------------------------------------------------------------
          Office Electronics--1.3%
          Xerox Corp. (a)                           25,000     369,250
          ------------------------------------------------------------
                                                               369,250
          ------------------------------------------------------------
          Oil & Gas--3.1%
          Chesapeake Energy Corp.                    9,000     144,720
          El Paso Corp.                             24,000     214,560
          Holly Corp.                                5,000     122,750
          KCS Energy, Inc. (a)                       9,500     129,295
          Kerr-McGee Corp.                           3,000     177,660
          Marathon Oil Corp.                         3,000     114,330
          ------------------------------------------------------------
                                                               903,315
          ------------------------------------------------------------
          Paper & Forest Products--1.2%
          Sappi Ltd. ADR (b)                         6,000      86,940
          Weyerhaeuser Co.                           4,000     250,560
          ------------------------------------------------------------
                                                               337,500
          ------------------------------------------------------------
          Pharmaceuticals--1.8%
          Bio-Imaging Technologies, Inc. (a)        20,600      93,730
          Caraco Pharmaceutical Laboratories
            Ltd. (a)                                17,000     137,360
          Discovery Partners International,
            Inc. (a)                                16,127      76,119
          Merck & Co., Inc.                          7,000     219,170
          ------------------------------------------------------------
                                                               526,379
          ------------------------------------------------------------
          Semiconductor & Semiconductor Equipment--4.8%
          ChipMOS TECHNOLOGIES
            Bermuda Ltd. (a)(b)                     14,000      95,060
          Fairchild Semiconductor
            International, Inc. (a)                 10,000     143,700
          Infineon Technologies AG
            ADR (a)(b)                              18,000     196,740
          Integrated Silicon Solutions, Inc. (a)     7,000      52,570
          Intel Corp.                               20,500     456,330
          Omnivision Technologies, Inc. (a)         12,000     190,800


                    See Notes to the Financial Statements.

28  October 31, 2004

                         The Tocqueville Genesis Fund

                Schedule of Investments as of October 31, 2004

                                              Shares or
                                              Principal
              Common Stocks (continued)        Amount      Value
              -----------------------------------------------------
              Semitool, Inc. (a)                 18,000 $   139,230
              Varian Semiconductor Equipment
                Associates, Inc. (a)              3,500     121,135
              -----------------------------------------------------
                                                          1,395,565
              -----------------------------------------------------
              Software--1.9%
              Aspen Technology, Inc. (a)         22,000     132,220
              Informatica Corp. (a)              27,000     210,870
              Novell, Inc. (a)                   30,000     215,700
              -----------------------------------------------------
                                                            558,790
              -----------------------------------------------------
              Specialty Retail--2.7%
              Circuit City Stores, Inc.           8,000     130,000
              Foot Locker, Inc.                   8,500     207,400
              Linens 'N Things, Inc. (a)          4,000      96,320
              Lithia Motors, Inc.                 5,000     113,250
              Lowe's Cos, Inc.                    3,000     168,840
              The Sports Authority Inc. (a)       2,500      60,450
              -----------------------------------------------------
                                                            776,260
              -----------------------------------------------------
              Textiles, Apparel & Luxury Goods--0.3%
              Hartmarx Corp. (a)                 10,000      83,600
              -----------------------------------------------------
                                                             83,600
              -----------------------------------------------------
              Wireless Telecommunication Services--0.4%
              @Road, Inc. (a)                    17,000     107,100
              -----------------------------------------------------
                                                            107,100
              -----------------------------------------------------
              Total Common Stocks
                (Cost $18,894,274)                       19,275,142
              -----------------------------------------------------
              U.S. Government Agency Bonds--3.5%
              Federal Home Loan Bank,
                3.90% due 08/27/2009 (c)      1,000,000   1,001,077
              -----------------------------------------------------
              Total U.S. Government Agency
                Bonds
                (Cost $1,003,564)                         1,001,077
              -----------------------------------------------------

                                             Shares or
                                             Principal
            Investment Companies--1.4%        Amount       Value
            -------------------------------------------------------
            Exchange-Traded Funds--1.4%
            SPDR Trust Series 1                   1,000 $   113,200
            DIAMONDS Trust Series I               3,000     301,140
            -------------------------------------------------------
            Total Investment Companies
              (Cost $406,230)                               414,340
            -------------------------------------------------------
            Short-Term Investments--27.5%
            Repurchase Agreements--0.6%
            Repurchase Agreement with
              U.S. Bank, N.A., 1.25%,
              dated 10/29/04, due 11/01/04,
              collateralized by a Fannie Mae
              15-year Fixed (Pool #762491)
              valued at $184,646. Repurchase
              proceeds of $181,019
              (cost $181,000)                $  181,000     181,000
            -------------------------------------------------------
            U.S. Treasury Bills--26.9%
            U.S. Treasury Bill,
              1.62% due 01/06/2005
              (Cost $7,776,411)               7,800,000   7,774,119
            -------------------------------------------------------
            Total Short-term Investments
              (Cost $7,957,411)                           7,955,119
            -------------------------------------------------------
            Total Investments
              (Cost $28,261,479)--98.9%                  28,645,678
            Other Assets in Excess of Liabilities--1.1%     318,520
            -------------------------------------------------------
            Total Net Assets--100.0%                    $28,964,198
                                                        -----------

Percentages are stated as a percent of net assets.
ADR--American Depository Receipt
(a)Non-income producing security.
(b)Foreign issued security. Foreign concentration was as follows:
   Bermuda--0.3%; Canada--2.3%; Finland--1.7%; France--0.5%; Germany--2.2%;
   Indonesia--0.9%; Japan--1.5%; Mexico--1.3%; Netherlands--2.4%;
   Singapore--0.6%; South Africa--1.1%; South Korea--0.8%; Switzerland--0.7%; United Kingdom--0.5%.
(c)Security is a ''step-up'' bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the original rate.


                    See Notes to the Financial Statements.

                                                               Annual Report 29

                         The Tocqueville Genesis Fund

              Schedule of Options Written as of October 31, 2004


                                               Contracts
                                              (100 shares
               Call Options Written          per contract) Value
               --------------------------------------------------
               Oregon Steel Mills, Inc.
               Expiration December 2004,
                 Exercise Price $15.00            20       $2,350
               Expiration December 2004,
                 Exercise Price $12.50            20        5,300
               Expiration December 2004,
                 Exercise Price $17.50            20        1,000
               --------------------------------------------------
               Total Call Options Written
                 (Premiums received $16,360)               $8,650
               --------------------------------------------------



                    See Notes to the Financial Statements.

30  October 31, 2004

                             The Tocqueville Fund
                       Allocation of Portfolio Holdings
                               October 31, 2004

                                    [CHART]

Common Stock                   93%
U.S. Government Agency Bonds    6%
Convertible Bonds               0%
Preferred Stock                 1%
Warrants                        0%
Short Term Investments          0%



                     The Tocqueville Small Cap Value Fund
                       Allocation of Portfolio Holdings
                               October 31, 2004

                                    [CHART]

Common Stock                 98%
Short Term Investments        2%



                                                               Annual Report 31

                   The Tocqueville International Value Fund
                       Allocation of Portfolio Holdings
                               October 31, 2004

                                    [CHART]

Common Stock               89%
Preferred Stock             2%
Warrants                    2%
Short Term Investments      7%



                           The Tocqueville Gold Fund
                       Allocation of Portfolio Holdings
                               October 31, 2004

                                    [CHART]

Common Stock                  82%
Preferred Stock                0%
Gold & Silver Bullion          9%
Warrants                       1%
Short Term Investments         8%



32  October 31, 2004

                         The Tocqueville Genesis Fund
                       Allocation of Portfolio Holdings
                               October 31, 2004

                                    [CHART]


Common Stock                    67%
U.S. Government Agency Bonds     4%
Investment Companies             1%
Short Term Investments          28%



                                                               Annual Report 33

                             The Tocqueville Trust

                     Statements of Assets and Liabilities

                               October 31, 2004


                                                 The       Small Cap  International
                                             Tocqueville     Value        Value         Gold        Genesis
                                                Fund         Fund         Fund          Fund         Fund
                                            ------------  ----------- ------------- ------------  -----------
Assets
Investments, at value (1)                   $145,131,808  $75,300,959 $194,902,532  $536,311,193  $28,645,678
Foreign currencies (2)                                --           --    5,044,035            --           --
Cash                                               3,406          119      484,196            --           --
Cash held at broker for futures contracts             --           --           --            --      182,940
Receivable for investments sold                       --           --      893,013     7,241,405      983,525
Receivable for fund shares sold                  371,229       51,072      137,359     1,278,224       48,710
Receivable for foreign tax reclaim                    --           --       81,216           890          272
Dividends, interest and other receivables        147,032       45,189      302,058        24,306       24,759
Prepaid assets                                    12,714       10,788       13,600        42,791       27,254
                                            ------------  ----------- ------------  ------------  -----------
Total Assets                                 145,666,189   75,408,127  201,858,009   544,898,809   29,913,138
                                            ------------  ----------- ------------  ------------  -----------
Liabilities
Payable for investments purchased                     --           --    4,541,896     2,978,485      771,929
Payable for fund shares redeemed                  10,091      291,072      559,557     1,750,954      118,695
Variation margin on futures contracts                 --           --           --            --        2,025
Call options written, at fair value (3)               --           --           --            --        8,650
Due to custodian                                      --           --           --       183,675        3,300
Payable to Adviser                                92,258       48,898      165,064       445,754       10,533
Accrued distribution fee                          29,460       15,549       39,626       108,600        5,928
Accrued expenses and other liabilities            98,954       47,236      127,728       241,413       27,880
                                            ------------  ----------- ------------  ------------  -----------
Total Liabilities                                230,763      402,755    5,433,871     5,708,881      948,940
                                            ------------  ----------- ------------  ------------  -----------
Net Assets                                  $145,435,426  $75,005,372 $196,424,138  $539,189,928  $28,964,198
                                            ------------  ----------- ------------  ------------  -----------
Net assets consist of:
Paid in capital                             $131,837,210  $67,452,924 $169,608,632  $396,424,435  $28,609,034
Accumulated net investment income (loss)         350,430           --      974,552    (3,323,338)          --
Accumulated net realized gain (loss)         (16,026,143)   3,029,243   (6,957,380)   20,382,201      (31,170)
Net unrealized appreciation on investments,
  futures, written options and foreign
  currency related items                      29,273,929    4,523,205   32,798,334   125,706,630      386,334
                                            ------------  ----------- ------------  ------------  -----------
Net assets                                  $145,435,426  $75,005,372 $196,424,138  $539,189,928  $28,964,198
                                            ------------  ----------- ------------  ------------  -----------
Shares of beneficial interest outstanding
  (unlimited shares of $0.01 par value
  authorized)                                  7,118,785    4,656,362   14,990,228    15,475,676    2,861,573
Net asset value and redemption price per
  share                                     $      20.43  $     16.11 $      13.10  $      34.84  $     10.12
                                            ------------  ----------- ------------  ------------  -----------
Maximum offering price per share            $      20.43  $     16.11 $      13.10  $      34.84  $     10.65
                                            ------------  ----------- ------------  ------------  -----------
(1) Cost of Investments                     $115,858,105  $70,777,754 $162,246,330  $410,604,350  $28,261,479
(2) Cost of Foreign Currencies              $         --  $        -- $  4,916,650  $         --  $        --
(3) Premiums Received                       $         --  $        -- $         --  $         --  $    16,360

                    See Notes to the Financial Statements.

34  October 31, 2004

                             The Tocqueville Trust

                           Statements of Operations

                      For the Year Ended October 31, 2004


                                                      The      Small Cap   International
                                                  Tocqueville    Value         Value         Gold       Genesis
                                                     Fund        Fund          Fund          Fund        Fund
                                                  ----------- -----------  ------------- ------------  ---------
Investment Income:
Dividends*                                        $ 1,825,453 $   626,719   $ 4,144,559  $  1,933,935  $ 145,870
Interest                                              393,658      44,547        89,325       465,019    180,393
                                                  ----------- -----------   -----------  ------------  ---------
                                                    2,219,111     671,266     4,233,884     2,398,954    326,263
                                                  ----------- -----------   -----------  ------------  ---------
Expenses:
Investment Adviser's fee (See Note 3)               1,050,553     632,785     1,653,790     4,967,722    375,748
Custody fees                                           32,822      18,639       223,894       141,468     37,796
Fund accounting fees                                   31,862      24,508        51,991        68,660     20,888
Transfer agent and shareholder services fees           53,491      42,878        38,644       244,720     18,364
Professional fees                                      84,190      66,631       132,688       313,533     69,205
Distribution fees (See Note 3)                        350,184     210,928       413,447     1,252,950     75,150
Administration fee (See Note 3)                       210,111     126,557       248,069       751,770     45,090
Printing and mailing expense                           22,290      16,237        31,618        97,664      5,902
Registration fees                                      17,011      29,537        23,197        77,217     21,744
Trustee fees and expenses                              13,706      19,091        13,815        15,566     14,583
Insurance expense                                       3,900       2,043         3,786        11,570        507
Other expenses                                            353          --           398           490         --
                                                  ----------- -----------   -----------  ------------  ---------
  Total expenses before waiver                      1,870,473   1,189,834     2,835,337     7,943,330    684,977
    Less: Fees waived (See Note 3)                         --          --            --            --    (98,809)
                                                  ----------- -----------   -----------  ------------  ---------
    Net expenses                                    1,870,473   1,189,834     2,835,337     7,943,330    586,168
                                                  ----------- -----------   -----------  ------------  ---------
Net Investment Income (Loss)                          348,638    (518,568)    1,398,547    (5,544,376)  (259,905)
                                                  ----------- -----------   -----------  ------------  ---------
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on:
    Investments                                     9,070,938   3,310,048    20,909,375    23,132,182     18,467
    Futures                                                --          --            --            --    (17,023)
    Foreign currency translation                           49          --      (361,196)     (101,929)    (9,042)
                                                  ----------- -----------   -----------  ------------  ---------
                                                    9,070,987   3,310,048    20,548,179    23,030,253     (7,598)
  Net change in unrealized appreciation
    (depreciation) on:
    Investments                                     7,699,920  (4,662,525)    7,065,194   (18,445,603)   433,026
    Written options                                        --          --            --            --      7,710
    Futures                                                --          --            --            --     (5,783)
    Foreign currency translation                          226          --       128,614        (1,912)       208
                                                  ----------- -----------   -----------  ------------  ---------
                                                    7,700,146  (4,662,525)    7,193,808   (18,447,515)   435,161
      Net gain (loss) on investments, written
        options, futures and foreign currency      16,771,133  (1,352,477)   27,741,987     4,582,738    427,563
                                                  ----------- -----------   -----------  ------------  ---------
  Net increase from payments by affiliates
    and net gains realized on the disposal of
    investments in violation of restrictions               --          --            --        60,626         --
                                                  ----------- -----------   -----------  ------------  ---------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                       $17,119,771 $(1,871,045)  $29,140,534  $   (901,012) $ 167,658
                                                  ----------- -----------   -----------  ------------  ---------
* Net of foreign taxes withheld                   $     8,732 $        --   $   307,156  $    132,456  $   9,023
                                                  ----------- -----------   -----------  ------------  ---------

                    See Notes to the Financial Statements.

                                                               Annual Report 35

                             The Tocqueville Trust

                      Statements of Changes in Net Assets


                                                                                        The Tocqueville Fund
                                                                                     --------------------------

                                                                                        For the       For the
                                                                                      Year Ended    Year Ended
                                                                                      October 31,   October 31,
                                                                                         2004          2003
                                                                                     ------------  ------------
Operations:
  Net investment income (loss)                                                       $    348,638  $    128,359
  Net realized gain (loss) on investments, futures and foreign currency                 9,070,987       623,977
  Net change in unrealized appreciation/(depreciation)                                  7,700,146    22,464,083
  Net increase from payments by affiliates and net gains realized on the disposal of
    investments in violation of restrictions                                                   --            --
                                                                                     ------------  ------------
    Net increase (decrease) in net assets resulting from operations                    17,119,771    23,216,419
Dividends and distributions to shareholders:
  Net investment income                                                                  (128,359)           --
  Net realized gains                                                                           --            --
                                                                                     ------------  ------------
    Total dividends and distributions                                                    (128,359)           --
Fund share transactions:
  Shares sold                                                                          16,686,259     6,921,592
  Shares issued in acquisition (see Note 6)                                                    --    59,774,252
  Shares issued to holders in reinvestment of dividends                                   103,678            --
  Shares redeemed*                                                                    (37,842,825)  (10,549,263)
                                                                                     ------------  ------------
  Net increase (decrease)                                                             (21,052,888)   56,146,581
                                                                                     ------------  ------------
    Net increase (decrease) in net assets                                              (4,061,476)   79,363,000
Net Assets:
  Beginning of year                                                                   149,496,902    70,133,902
                                                                                     ------------  ------------
  End of year**                                                                       145,435,426   149,496,902
                                                                                     ------------  ------------
** Including undistributed net investment income (loss) of:                          $    350,430  $    128,359
                                                                                     ------------  ------------
Change in shares outstanding:
  Shares sold                                                                             842,452       470,783
  Shares issued in acquisition (see Note 6)                                                    --     3,341,209
  Shares issued to holders in reinvestment of dividends                                     5,386            --
  Shares redeemed                                                                      (2,038,589)     (729,089)
                                                                                     ------------  ------------
  Net increase (decrease)                                                              (1,190,751)    3,082,903
                                                                                     ------------  ------------
* Net of redemption fees of:                                                         $      6,262  $        914
                                                                                     ------------  ------------

                    See Notes to the Financial Statements.

36  October 31, 2004

                             The Tocqueville Trust

                      Statements of Changes in Net Assets


   Small Cap Value Fund      International Value Fund             Gold Fund                   Genesis Fund
--------------------------  --------------------------  ----------------------------  ---------------------------
                                                                                                   For the Period
   For the       For the       For the       For the       For the        For the       For the    October 8, 2003
 Year Ended    Year Ended    Year Ended    Year Ended    Year Ended     Year Ended    Year Ended       through
 October 31,   October 31,   October 31,   October 31,   October 31,    October 31,   October 31,    October 31,
    2004          2003          2004          2003          2004           2003          2004           2003
------------  ------------  ------------  ------------  -------------  -------------  -----------  ---------------
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
$   (518,568) $   (297,707) $  1,398,547  $    661,795  $  (5,544,376) $  (1,801,675) $  (259,905)   $    (9,491)
   3,310,048    11,700,762    20,548,179       788,659     23,030,253      8,510,763       (7,598)          (126)
  (4,662,525)   15,534,885     7,193,808    38,754,532    (18,447,515)   137,947,512      435,161        (48,827)

          --            --            --            --         60,626             --           --             --
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
  (1,871,045)   26,937,940    29,140,534    40,204,986       (901,012)   144,656,600      167,658        (58,444)
          --            --      (474,880)      (86,751)      (452,570)           (16)          --             --
 (11,288,152)           --            --            --     (7,973,091)    (7,996,144)          --             --
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
 (11,288,152)           --      (474,880)      (86,751)    (8,425,661)    (7,996,160)          --             --
  36,273,646    28,892,691    61,218,738    31,081,725    344,683,052    290,362,197   14,789,631     19,674,625
          --            --            --            --             --             --           --             --
  10,595,378            --       443,677        75,693      8,015,104      7,706,433           --             --
 (32,222,093)  (33,192,389)  (23,778,607)  (20,352,243)  (237,735,768)  (138,384,827)  (5,602,703)        (6,569)
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
  14,646,931    (4,299,698)   37,883,808    10,805,175    114,962,388    159,683,803    9,186,928     19,668,056
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
   1,487,734    22,638,242    66,549,462    50,923,410    105,635,715    296,344,243    9,354,586     19,609,612
  73,517,638    50,879,396   129,874,676    78,951,266    433,554,213    137,209,970   19,609,612             --
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
  75,005,372    73,517,638   196,424,138   129,874,676    539,189,928    433,554,213   28,964,198     19,609,612
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
$         --  $         --  $    974,552  $    412,081  $  (3,323,338) $  (1,839,295) $        --    $        --
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
   1,952,230     1,829,153     5,017,691     3,561,893     10,019,553     11,031,535    1,448,408      1,970,057
          --            --            --            --             --             --           --             --
     591,590            --        39,368        10,174        228,091        331,032           --             --
  (1,791,757)   (2,101,549)   (1,985,145)   (2,509,174)    (7,262,325)    (5,567,336)    (556,226)          (666)
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
     752,063      (272,396)    3,071,914     1,062,893      2,985,319      5,795,231      892,182      1,969,391
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------
$    106,090  $    102,505  $    132,653  $     57,629  $   1,382,190  $     610,840  $     6,191    $        --
------------  ------------  ------------  ------------  -------------  -------------  -----------    -----------

                    See Notes to the Financial Statements.

                                                               Annual Report 37

                             The Tocqueville Trust

                             The Tocqueville Fund
                     The Tocqueville Small Cap Value Fund
                   The Tocqueville International Value Fund
                           The Tocqueville Gold Fund
                         The Tocqueville Genesis Fund

                         Notes to Financial Statements

1.  ORGANIZATION

    The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust consists of five separate funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund (individually referred to as the ''Fund'' and collectively referred to as the ''Funds''). The objective of The Tocqueville Fund is long-term capital appreciation. The Tocqueville Fund seeks to achieve its investment objective by investing primarily in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreciation. The Tocqueville Small Cap Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies located in the United States that have market values of less than $1 billion. The objective of The Tocqueville International Value Fund is long-term capital appreciation consistent with preservation of capital. The Tocqueville International Value Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation. The Tocqueville Gold Fund seeks to achieve its investment objective by investing 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world that are engaged in mining or processing gold. The objective of The Tocqueville Genesis Fund is long-term capital appreciation consistent with preservation of capital. The Tocqueville Genesis Fund seeks to achieve its investment objective by investing primarily in securities of United States issuers. Shares of The Tocqueville Genesis Fund are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 5.00% of the offering price. The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

--------------------------------------------------------------------------------
2.  SIGNIFICANT ACCOUNTING POLICIES

a) Security valuation

    Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Precious metals are valued at the mean between closing bid and asked prices based on dealer or exchange quotes. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price.

    Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Fund's net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange ("NYSE"), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Fund may hold securities traded on domestic markets where the market may close early on a given day prior to calculation of the Fund's net asset value. Events affecting the value of such securities held by a Fund that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Fund's calculation of the net asset value. Significant events will be closely monitored, and where it is determined

38  October 31, 2004

that an adjustment should be made to the security's value because significant intervening events have caused a Fund's net asset value to be materially inaccurate, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

--------------------------------------------------------------------------------
b) Restricted and Illiquid Securities

    The Tocqueville Fund and The Tocqueville Gold Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

--------------------------------------------------------------------------------
c) Federal income tax

    Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Accounting principles generally accepted in the United States of America ("GAAP") requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

    At October 31, 2004 the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

                                                The       Small Cap
                                            Tocqueville     Value     International     Gold        Genesis
                                               Fund         Fund       Value Fund       Fund         Fund
                                           ------------  -----------  ------------- ------------  -----------
Cost of Investments                        $115,858,105  $70,777,754  $162,246,330  $414,572,583  $28,292,649
                                           ------------  -----------  ------------  ------------  -----------
Appreciation                               $ 32,273,026  $13,620,129  $ 33,956,889  $145,237,306  $ 1,446,131
Depreciation                                 (2,999,323)  (9,096,924)   (1,300,687)  (23,498,696)  (1,093,102)
                                           ------------  -----------  ------------  ------------  -----------
Net unrealized appreciation (depreciation)
  on investments                           $ 29,273,703  $ 4,523,205  $ 32,656,202  $121,738,610  $   353,029
                                           ------------  -----------  ------------  ------------  -----------
Undistributed ordinary income              $    350,430  $        --  $    974,552            --           --
Undistributed long-term capital gain        (16,026,143)   3,029,243    (6,957,380) $ 21,027,096           --
                                           ------------  -----------  ------------  ------------  -----------
Distributable earnings                     $ 13,597,990  $ 7,552,448  $ 26,673,374  $142,765,706  $   353,029
                                           ------------  -----------  ------------  ------------  -----------
Other net unrealized appreciation
  (depreciation)                           $        226  $        --  $    142,132  $       (213) $     2,135
                                           ------------  -----------  ------------  ------------  -----------
Total accumulated earnings (losses)        $ 13,598,216  $ 7,552,448  $ 26,815,506  $142,765,493  $   355,164
                                           ------------  -----------  ------------  ------------  -----------

    Unrealized appreciation and depreciation differ for financial statement and tax purposes primarily due to the tax deferral of wash sale losses (The Tocqueville Gold Fund and The Tocqueville Genesis Fund only) and realization for tax purposes of unrealized losses on passive foreign investment companies (The Tocqueville Gold Fund only).


                                                               Annual Report 39

    The tax character of distributions paid during the fiscal years ended October 31, 2004 and 2003 was as follows:

                                            October 31, 2004
                                    ---------------------------------
                                               Long-term
                                     Ordinary   Capital
                                      Income     Gain        Total
                                    ---------- ---------- -----------
           The Tocqueville Fund     $  128,359         -- $   128,359
           Small Cap Value Fund      1,704,472 $9,583,680  11,288,152
           International Value Fund    474,880         --     474,880
           Gold Fund                 2,902,418  5,523,243   8,425,661
           Genesis Fund                     --         --          --

                                            October 31, 2003
                                    ---------------------------------
                                               Long-term
                                     Ordinary   Capital
                                      Income     Gain        Total
                                    ---------- ---------- -----------
           The Tocqueville Fund             --         --          --
           Small Cap Value Fund             --         --          --
           International Value Fund $   86,751         -- $    86,751
           Gold Fund                 1,061,753 $6,934,407   7,996,160
           Genesis Fund                     --         --          --

    At October 31, 2004, certain funds had tax basis capital losses which may be carried over to offset future capital gains as shown below (see Note 6).

                                             The
                                         Tocqueville International
                                            Fund      Value Fund
                                         ----------- -------------
             Capital losses expiring in:
                 2007                    $ 1,018,738          --
                 2009                      2,209,402  $3,219,270
                 2010                     18,543,803   3,738,110
                                         -----------  ----------
                                         $21,771,943  $6,957,380
                                         -----------  ----------

    During the fiscal year ended October 31, 2004, The Tocqueville Fund, The Tocqueville International Value Fund and The Tocqueville Genesis Fund utilized $3,325,138, $20,909,375 and $126 of capital loss carryforwards, respectively.

--------------------------------------------------------------------------------
d) Foreign currency translation

    Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust's Portfolio Securities Valuation Procedures. The Tocqueville Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, and The Tocqueville Genesis Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange

40  October 31, 2004

contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

    The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------
e) Written option accounting

    The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds are included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Funds realize a gain or loss from the sale of the underlying security.

    Written option activity for the year ended October 31, 2004 for The Tocqueville Genesis Fund was as follows:

                                                    Number
                                                      of     Premiums
                                                   Contracts Received
                                                   --------- --------
           Options outstanding at October 31, 2003    --          --
           Options--written                           60     $16,360
           Options--buybacks                          --          --
           Options--exercised                         --          --
           Options--expired                           --          --
                                                      --     -------
           Options outstanding at October 31, 2004    60     $16,360
                                                      --     -------


                                                               Annual Report 41

--------------------------------------------------------------------------------
f) Futures Contracts

    Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price, or in the absence of a sale, the mean of the last bid and asked prices. When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

    At October 31, 2004 The Tocqueville Genesis Fund had entered into stock index futures contracts. The net unrealized depreciation is included in the appreciation/depreciation section of the accompanying financial statements. The terms of the open contracts are as follows:

                                                  Value as of   Unrealized
    Number of               Expiration  Value at  October 31, Appreciation/
    Contracts  Description     Date    Trade Date    2004     (Depreciation)
    --------- ------------- ---------- ---------- ----------- --------------
       (3)    S&P 500 Index 12/17/2004 $(841,942) $(847,725)     $(5,783)

--------------------------------------------------------------------------------
g) Use of Estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
h) Other

    Investments and shareowner transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date or for foreign securities for which timely information is not available, when the Funds first learn of the dividend, whichever is earlier. Interest income is recognized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Funds use the first-in, first-out method for determining realized gain or loss on investments sold for both financial reporting and federal tax purposes. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifically identified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

================================================================================
3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

    Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of

42  October 31, 2004

the fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Small Cap Value Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from the Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Genesis Fund, calculated daily and payable monthly, at an annual rate of 1.25% on the first $1 billion of the average daily net assets of the Genesis Fund, and 1.00% of the average daily net assets in excess of $1 billion. In addition, with respect to The Tocqueville Genesis Fund, the Adviser is contractually obligated to waive its fees and/or reimburse expenses to the extent the annual operating expenses of The Tocqueville Genesis Fund exceed 1.95%. For the year ended October 31, 2004, Tocqueville waived fees of $98,809 for The Tocqueville Genesis Fund. The Tocqueville Genesis Fund is not expected to repay any such waived fees in future years.

    Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 2004, the Adviser has made payments of $65,831, $39,898, $77,130, $235,950, and $17,856 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund, respectively.

    Lepercq, de Neuflize/Tocqueville Securities, L.P., an affiliate of Tocqueville, (the "Distributor") acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of .25% per annum of its average daily net assets.

    Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund for the year ended October 31, 2004, were $199,173, $64,665, $60,098, $452,630, and $192,759, respectively.

    During the year ended October 31, 2004, The Tocqueville Gold Fund received a reimbursement from Tocqueville related to certain losses incurred as a result of a violation of restrictions from a trading error. The amount of the loss and corresponding reimbursement was $60,626 or $0.004 per share based on average shares outstanding during the year ended October 31, 2004.

--------------------------------------------------------------------------------
4.  FUND SHARE TRANSACTIONS

    The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 120 days or less. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust's Prospectus dated March 1, 2004, as supplemented on June 17, 2004 and

                                                               Annual Report 43

October 27, 2004. For a more detailed description of when the redemption fee does not apply, please see the Trust's Prospectus. The Trust may waive the redemption fee when the Advisor determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.

--------------------------------------------------------------------------------
5.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities (excluding short-term instruments) for the year ended October 31, 2004 are summarized below.

                                  Tocqueville  Tocqueville  Tocqueville  Tocqueville
                      Tocqueville  Small Cap  International    Gold        Genesis
                         Fund     Value Fund   Value Fund      Fund         Fund
                      ----------- ----------- ------------- ------------ -----------
Purchases:
    U.S. Government   $14,946,350 $        --  $        --  $         -- $ 1,000,025
    Other              69,014,849  18,413,687   96,450,583   242,393,764  54,588,019
                      ----------- -----------  -----------  ------------ -----------
Sales:
    U.S. Government   $ 6,985,250 $        --  $        --  $         -- $        --
    Other              45,978,234  15,069,288   66,901,422   111,074,855  40,651,934
                      ----------- -----------  -----------  ------------ -----------

--------------------------------------------------------------------------------
6.  ACQUISITION INFORMATION

    Effective prior to the commencement of business on October 31, 2003, The Tocqueville Fund acquired, through a non-taxable reorganization, substantially all of the net assets of the Gintel Fund, a single series. The Tocqueville Fund issued 3,341,209 shares (valued at $59,774,252) for the 6,538,848 shares outstanding of the Gintel Fund. The net assets of the Gintel Fund, $59,774,252, included net unrealized appreciation on investments of $28,019 and accumulated net realized losses of $47,209,292. The Gintel Fund also had capital loss carryforwards which were combined with those of The Tocqueville Fund. Subject to limitations imposed by IRS regulations, The Tocqueville Fund may use capital loss carryforwards of $19,834,806 to offset future capital gains.

    Effective prior to the commencement of business on July 9, 2002, The Tocqueville Fund acquired, through a non-taxable reorganization, substantially all of the net assets of the Lepercq-Istel Fund, the single series of the Lepercq-Istel Trust. The Tocqueville Fund issued 1,036,399 shares (valued at $15,928,833) for the 1,240,708 shares outstanding of the Lepercq-Istel Fund. The net assets of the Lepercq-Istel Fund, $15,928,833, included net unrealized depreciation on investments of $2,968,061 and accumulated net realized losses of $7,917,312. The Lepercq-Istel Fund also had capital loss carryforwards which were combined with those of The Tocqueville Fund. Subject to limitations imposed by IRS regulations, The Tocqueville Fund may use capital loss carryforwards of $5,839,853 to offset future capital gains.

44  October 31, 2004

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Tocqueville Trust:

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, and The Tocqueville Genesis Fund (all five constituting The Tocqueville Trust, hereafter referred to as the "Funds") at October 31, 2004, the results of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

New York, New York
December 23, 2004

                                                               Annual Report 45

                      ADDITIONAL INFORMATION (UNAUDITED)


1.  SUBSEQUENT EVENT

    On December 16, 2004 the Funds paid the following dividends and distributions to shareholders:

                                                       Long-term
                                            Ordinary    Capital
                                             Income      Gain        Total
                                           ---------- ----------- -----------
  The Tocqueville Fund                     $  863,340 $ 5,747,338 $ 6,610,678
  Small Cap Value Fund                             --   3,029,286   3,029,286
  International Value Fund                  1,164,124          --   1,164,124
  Gold Fund                                        --  21,027,181  21,027,181
  Genesis Fund                                     --          --          --

2.  ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

                                                                                         # of
                                                                                      Portfolios
                                           Term of                                     in Fund
                           Position(s)   Office and                                    Complex
                            Held with     Length of         Principal Occupation       Overseen   Other Directorships
Name, Age and Address       the Trust    Time Served       During Past Five Years     By Trustee    Held by Trustee
---------------------      ----------- ---------------- ----------------------------- ---------- ----------------------

Inge Heckel (64)             Trustee   Indefinite Term, President, New York School of     5      Director, Sir John
40 W. 57th St., 19th Floor             16 Years Served  Interior Design, 1996 to                 Soane Museum
New York, NY 10019                                      present.                                 Foundation; Member
                                                                                                 of the Advisory
                                                                                                 Council, the Institute
                                                                                                 of Classical
                                                                                                 Architecture.

Lucille G. Bono (71)         Trustee   Indefinite Term, Retired. Formerly, Financial      5      None
40 W. 57th St., 19th Floor             5 Years Served   Services Consultant from 1997
New York, NY 10019                                      to 2000; Operations and
                                                        Administrative Manager,
                                                        Tocqueville Asset
                                                        Management L.P. and
                                                        Tocqueville Securities, L.P.
                                                        from January 1995 to
                                                        November 1997.

Larry M. Senderhauf (55)     Trustee   Indefinite Term, Retired. Administrator and        5      None
40 W. 57th St., 19th Floor             5 Years Served   Trustee, LMS 33 Profit and
New York, NY 10019                                      Pension Sharing Fund from
                                                        1983 to 2004.

46  October 31, 2004

Independent Trustees

                                                                                         # of
                                                                                      Portfolios
                                           Term of                                     in Fund
                           Position(s)   Office and                                    Complex
                            Held with     Length of         Principal Occupation       Overseen   Other Directorships
Name, Age and Address       the Trust    Time Served       During Past Five Years     By Trustee    Held by Trustee
---------------------      ----------- ---------------- ----------------------------- ---------- ---------------------

Guy A. Main (68)             Trustee   Indefinite Term, Retired. Formerly, Executive      5      Director, Amwest
40 W. 57th St., 19th Floor             3 Years Served   Vice President, Amwest                   Insurance Group,
New York, NY 10019                                      Insurance Group, Inc. from               Inc. from April 1996
                                                        April 1996 to January 2001;              to January 2001;
                                                        Chairman, President and Chief            Chairman,
                                                        Executive Officer, Condor                Association of
                                                        Services Inc. from April 1989            California Insurance
                                                        to April 1996.                           Companies from
                                                                                                 January 1996 to
                                                                                                 January 1998;
                                                                                                 Director, Condor
                                                                                                 Services Inc. from
                                                                                                 April 1989 to April
                                                                                                 1996.

Charles W. Caulkins (48)     Trustee   Indefinite Term, Founder and President, Arbor      5      Director, Phoenix
40 W. 57th St., 19th Floor             1 Year Served    Marketing, Inc. from October             House from January
New York, NY 10019                                      1994 to present.                         2001 to present;
                                                                                                 Director, Bridges to
                                                                                                 Community from
                                                                                                 July 2002 to present.

James W. Gerard (43)         Trustee   Indefinite Term, Principal, Argus Advisors         5      Vice Chairman and
Argus Advisors                         2 Years Served   International, LLC from                  Treasurer, ASPCA
International LLC                                       August 2003 to present;                  from 1997 to
36 West 44th Street                                     Managing Director, The Chart             present; Director,
Suite 610                                               Group from January 2001 to               Phoenix House, from
New York, NY 10036                                      present; Managing Principal,             1995 to present;
                                                        Ironbound Partners from                  Member of
                                                        October 1998 to December                 Supervisory Board,
                                                        2000; Director of Sales and              Hunzinger
                                                        Marketing, Tocqueville Asset             Information AG
                                                        Management L.P. from 1993                from November
                                                        to 1998.                                 2003 to present.

                                                               Annual Report 47

Interested Trustees (and Officers)*

                                                                                            # of
                                                                                         Portfolios
                                             Term of                                      in Fund
                            Position(s)    Office and                                     Complex
                             Held with      Length of          Principal Occupation       Overseen   Other Directorships
Name, Age and Address        the Trust     Time Served        During Past Five Years     By Trustee    Held by Trustee
---------------------       ------------ ---------------- ------------------------------ ---------- ---------------------

Francois D. Sicart (61)     Chairman,    Indefinite Term, Founder, Tocqueville               5      Chairman and
40 W. 57th St., 19th Floor  Principal    16 Years Served  Management Corporation, the               Director,
New York, NY 10019          Executive                     General Partner of Tocqueville            Tocqueville
                            Officer and                   Asset Management L.P. and                 Management
                            Trustee                       Lepercq, de Neuflize/                     Corporation, the
                                                          Tocqueville Securities L.P.               General Partner of
                                                          from January 1990 to present;             Tocqueville Asset
                                                          Chairman and Chief Executive              Management L.P.
                                                          Officer, Tocqueville Asset                and Lepercq, de
                                                          Management Corp. from                     Neuflize/
                                                          December 1985 to January                  Tocqueville
                                                          1990; Vice Chairman of                    Securities, L.P. from
                                                          Tucker Anthony Management                 January 1990 to
                                                          Corporation from 1981 to                  present; Chairman,
                                                          October 1986; Vice President              Tocqueville Asset
                                                          (formerly general partner)                Management Corp.
                                                          among other positions with                from December 1985
                                                          Tucker Anthony, Inc. from                 to January 1990;
                                                          1969 to January 1990.                     Vice Chairman of
                                                                                                    Tucker Anthony
                                                                                                    Management
                                                                                                    Corporation from
                                                                                                    1981 to October
                                                                                                    1986.

Robert W. Kleinschmidt (55) President,   Indefinite Term, President, Chief Investment        5      Director,
40 W. 57th St., 19th Floor  Principal    12 Years Served  Officer and Director,                     Tocqueville
New York, NY 10019          Operating                     Tocqueville Management                    Management
                            Officer,                      Corporation and President,                Corporation, the
                            Principal                     Tocqueville Asset                         General Partner of
                            Financial                     Management L.P. from                      Tocqueville Asset
                            Officer, and                  January 1994 to present; and              Management L.P.
                            Trustee                       Managing Director from July               and Lepercq, de
                                                          1991 to January 1994; Partner,            Neuflize/Tocqueville
                                                          David J. Greene & Co. from                Securities, L.P.
                                                          May 1978 to July 1991.

* "Interested person" of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered "interested persons" because of their affiliation with the Adviser.

48  October 31, 2004

Interested Trustees (and Officers)*

                                                                                           # of
                                                                                        Portfolios
                                            Term of                                      in Fund
                           Position(s)    Office and                                     Complex
                            Held with      Length of          Principal Occupation       Overseen  Other Directorships
Name, Age and Address       the Trust     Time Served        During Past Five Years     By Trustee   Held by Trustee
---------------------      ----------- ------------------ ----------------------------- ---------- -------------------

Roger Cotta (66)           Secretary,  Indefinite Term,   Chief Operating Officer,         N/A             N/A
40 W. 57th St., 19th Floor Treasurer   Secretary, 2 Years Tocqueville Asset
New York, NY 10019                     Served; Treasurer; Management L.P. from 2001
                                       1 Year Served      to present; CFO and
                                                          Compliance Officer, Needham
                                                          & Co. from 1992 to 2001.

Elizabeth Bosco (57)       Compliance  Indefinite Term,   Compliance Officer,              N/A             N/A
40 W. 57th St., 19th Floor Officer     1 Year Served      Tocqueville Asset
New York, NY 10019                                        Management L.P. from 1997
                                                          to present.

Thomas Pandick (57)        Chief       Indefinite Term,   General Counsel, Tocqueville     N/A             N/A
40 W. 57th St., 19th Floor Compliance  less than 1 Year   Asset Management L.P. from
New York, NY 10019         Officer     Served             January 2004 to present; Vice
                                                          President, Kirkbride Asset
                                                          Management, Inc. from 2000
                                                          to 2004; General Counsel,
                                                          NYS Workers' Compensation
                                                          Board from 1995 to 1999.

3.  Proxy Voting Policies and Procedures

    A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC's web site at http://www.sec.gov.

4.  Shareholder Reports and Quarterly Portfolio Disclosure

    The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Trust's Form N-Q will be available without charge, upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

                                                               Annual Report 49

5.  Shareholder Notification of Federal Tax Status

    The Funds designate the following percentages of dividends declared during the fiscal year ended October 31, 2004 as dividends qualifying for the dividends received deduction available to corporate shareholders:

                        The Tocqueville Fund     100.00%
                        Small Cap Value Fund      30.96%
                        International Value Fund  44.11%
                        Gold Fund                 33.38%
                        Genesis Fund               0.00%

    The Funds designate the following percentages of dividends declared from net investment income during the fiscal year ended October 31, 2004 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

                        The Tocqueville Fund     100.00%
                        Small Cap Value Fund      27.33%
                        International Value Fund 100.00%
                        Gold Fund                 27.60%
                        Genesis Fund               0.00%

50  October 31, 2004

6.  Foreign Tax Credit

    For the year ended October 31, 2004, certain of the Funds earned foreign source income and paid foreign taxes which they intend to pass through their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

                                     Foreign Source
                                     Income Earned   Foreign Taxes
            International Value Fund  (per share)   Paid (per share)
            ------------------------ -------------- ----------------
                 Austria                 0.0029          0.0004
                 Belgium                 0.0192          0.0029
                 Bermuda                 0.0038          0.0000
                 Brazil                  0.0063          0.0009
                 Canada                  0.0030          0.0004
                 Finland                 0.0189          0.0028
                 France                  0.0060          0.0008
                 Greece                  0.0058          0.0000
                 Hong Kong               0.0015          0.0000
                 Indonesia               0.0245          0.0037
                 Ireland                 0.0003          0.0000
                 Italy                   0.0135          0.0020
                 Japan                   0.0288          0.0019
                 Mexico                  0.0115          0.0000
                 Netherlands             0.0168          0.0028
                 Singapore               0.0692          0.0000
                 South Africa            0.0055          0.0000
                 Spain                   0.0035          0.0005
                 Sweden                  0.0031          0.0005
                 United Kingdom          0.0257          0.0013
                 United States           0.0028          0.0000

                                Foreign Source
                                Income Earned   Foreign Taxes
                 Gold Fund       (per share)   Paid (per share)
                 ---------      -------------- ----------------
                 Australia          0.0167          0.0024
                 Canada             0.0319          0.0048
                 Peru               0.0102          0.0004
                 Russia             0.0018          0.0003
                 South Africa       0.0519          0.0003
                 United Kingdom     0.0027          0.0000
                 United States      0.0183          0.0003

                                                               Annual Report 51

7.  Special Meeting of Shareholders, October 22, 2004

    A Special Meeting of Shareholders of the The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund (the "Funds"), each a series of The Tocqueville Trust (the "Trust"), was held on October 22, 2004 at the offices of Tocqueville Asset Management, L.P. (the "Adviser"). As of August 24, 2004, the record date, outstanding shares of each of the Funds and the shares of the Funds present at the meeting in person or by proxy were as follows:

                                            Outstanding Shares Shares present
   Fund                                      August 24, 2004     at meeting
   ----                                     ------------------ --------------
   The Tocqueville Fund                        6,963,238.239    4,206,640.286
   The Tocqueville Small Cap Value Fund        4,700,714.994    3,757,338.801
   The Tocqueville International Value Fund   14,673,207.993   14,594,884.474
   The Tocqueville Gold Fund                  15,321,814.151   14,206,492.234
   The Tocqueville Genesis Fund                3,049,910.611    2,966,813.806

    Holders of a majority of the outstanding shares of each Fund were present, and, therefore, a quorum for each Fund was present. The purpose of the meeting was to consider and act upon the following proposals:

        1) Approval of an increase in the amount of total assets that The Tocqueville Gold Fund can invest in gold bullion and other precious metals from 10% to 20% (The Tocqueville Gold Fund only).

        2) Approval by the shareholders of amendments to the Investment Advisory Agreements to Increase the Advisory Fee Breakpoints (all Funds except The Tocqueville Genesis Fund).

        3) To elect eight trustees of the Trust, each to hold office until their successors are duly elected and qualified.

    The tabulation of the shareholder votes rendered the following results:

                                              For         Against   Withhold/Abstain
                                         -------------- ----------- ----------------
Proposal 1. (Note 1)
Proposal 2. (Note 2)
The Tocqueville Fund                      3,366,405.561 243,558.463    28,090.262
The Tocqueville International Value Fund 10,969,756.154 265,732.763    17,378.557
Proposal 3.
Ms. Lucille G. Bono                      39,337,230.858       0.000   503,844.846
Mr. Guy A. Main                          39,379,971.556       0.000   461,104.148
Ms. Inge Heckel                          39,350,005.944       0.000   491,069.760
Mr. Larry M. Senderhauf                  39,384,399.017       0.000   456,676.687
Mr. Charles W. Caulkins                  39,383,304.656       0.000   457,771.048
Mr. James W. Gerard                      39,350,597.534       0.000   490,478.170
Mr. Francois D. Sicart                   39,380,411.391       0.000   460,664.313
Mr. Robert W. Kleinschmidt               39,354,359.762       0.000   486,715.942

Note 1: Shareholders of The Tocqueville Gold Fund have voted to adjourn the meeting until January 31, 2005.
Note 2: Shareholders of The Tocqueville Small Cap Value Fund and The Tocqueville Gold Fund have voted to adjourn the meeting until January 31, 2005.

52  October 31, 2004

                              Investment Adviser

                       Tocqueville Asset Management L.P.
                          40 W. 57th St., 19th Floor
                              New York, NY 10019
                                (212) 698-0800
                              www.tocqueville.com

                                  Distributor

               Lepercq, de Neuflize/Tocqueville Securities, L.P.
                          40 W. 57th St., 19th Floor
                              New York, NY 10019
                                (212) 698-0800

                  Shareholders' Servicing and Transfer Agent

                        U.S. Bancorp Fund Services, LLC
                                 P.O. Box 701
                           Milwaukee, WI 53201-0701
                                (800) 697-3863

                                   Custodian

                                U.S. Bank, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio 45202

                               Board of Trustees

                         Francois D. Sicart--Chairman
                                Lucille G. Bono
                              Charles W. Caulkins
                                James W. Gerard
                                  Inge Heckel
                            Robert W. Kleinschmidt
                                  Guy A. Main
                              Larry M. Senderhauf

[LOGO]

Tocqueville Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

www.tocquevillefunds.com



                                                                   TQRPANNU  04

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer and Principal Financial Officer. The registrant has not made any amendments to its code of ethics during the covered period. A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that there are three audit committee financial experts serving on its audit committee, James Gerard, Guy Main, and Larry Senderhauf, who are "independent," as defined in the instructions to this Item.

Item 4. Principal Accountant Fees and Services.

                          FYE 10/31/04   FYE 10/31/03
                          ------------   ------------
4(a) Audit Fees              $78,000        $70,275
4(b) Audit Related Fees      $     0        $     0
4(c) Tax Fees                $30,500        $27,000
4(d) All Other Fees          $     0        $     0

4(e)(1) The registrant's audit committee is required to pre-approve (i) all audit and non-audit services performed by the independent registered public accounting firm ("accountants") for the registrant and (ii) any non-audit services performed by the accountants for the registrant's investment adviser and control persons of the adviser that provide ongoing services to the registrant ("Service Affiliates") if the services relate directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

4(e)(2) None.

4(f) Not applicable.

4(g) The amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2004 were $0 and $30,000, respectively. The amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2003 were $0 and $25,000, respectively.

4(h) The registrant's audit committee has considered whether its principal accountant's provision of non-audit services that were rendered to the registrant's investment adviser, and any control persons of the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustrees that were implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(g) of Schedule 14A, or this Item 9.

Item 10. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant's disclosure controls and procedures within 90 days of the filing and have concluded that the registrant's disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)  (1) Any code of ethics or amendment thereto. Filed herewith.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer, under Rule 30a-2 of the Investment Company Act of 1940. Filed herewith.

     (3) Not applicable to open-end investment companies.

(b) Certifications of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C.
     (S) 1350. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Tocqueville Trust


By (Signature and Title) /s/ Robert W. Kleinschmidt
                         -----------------------------------------
                             Robert W. Kleinschmidt, President

Date 1/10/05

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title) /s/ Robert W. Kleinschmidt
                         -----------------------------------------
                             Robert W. Kleinschmidt, President

Date 1/10/05


By (Signature and Title) /s/ Roger Cotta
                         -----------------------------------------
                             Roger Cotta, Treasurer

Date 1/10/05